                                                                    Exhibit 10.6

                            1440 Kapiolani Boulevard
                                Honolulu, Hawaii


                                    SUBLEASE


                                 by and between


                              LEVI STRAUSS & CO.,
                            a Delaware corporation,
                                as "Sublandlord"


                                      and


                              CHEAP TICKETS INC.,
                              a Hawaii corporation
                                 as "Subtenant"


                            dated as of June 1, 1998

                                SUMMARY OF TERMS



Parties/Date:       This Sublease, by and between LEVI STRAUSS & CO., a Delaware corporation ("Sublandlord"), and CHEAP TICKETS INC., a
                    Hawaii corporation ("Subtenant"), is dated, for reference purposes only, the 1st day of June, 1998. This Sublease is subject to the Office Lease by and between Tosei Properties, Inc., a Hawaii corporation (as successor-in-interest to Tosei Shoji Co., Ltd., a Japan corporation), as Landlord, and Levi Strauss & Co., as Tenant, dated November 9, 1995
                    (the "Master Lease"), a copy of which is attached as Exhibit A.

Premises:           The space designated as Suite 920 at 1440 Kapiolani
                    Boulevard, Honolulu, Hawaii, consisting of approximately
                    2,854 rentable square feet.

Commencement Date:  June 1, 1998.

Term: Twenty-Nine (29) months and fourteen (14) days, terminating on November 14, 2000.

Base Rent:          $ 4,709.10 per month, subject to adjustment in accordance
                    with Paragraph 3 of the Sublease.

Use:                General office and otherwise as provided in the Master
                    Lease.

                                OFFICE BUILDING
                                    SUBLEASE
                                 (Honolulu, HI)


     THIS IS A SUBLEASE ("Sublease") dated as of June 1, 1998 made by and between LEVI STRAUSS & CO., a Delaware corporation ("Sublandlord"), and CHEAP TICKETS INC., a Hawaii corporation ("Subtenant").

                                    Recitals

     A. Sublandlord is the tenant under that certain Office Lease dated November 9, 1995 (the "Master Lease"), pursuant to which Tosei Properties, Inc., a Hawaii corporation (as successor-in-interest to Tosei Shoji Co., Ltd., a Japan corporation) ("Master Landlord"), leased to Sublandlord premises in the City of Honolulu, Hawaii, in an office building commonly known as 1440 Kapiolani Boulevard, more particularly described in the Master Lease (the "Premises").

     B. A copy of the Master Lease is attached hereto as Exhibit A and by this reference incorporated herein. Any capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Master Lease.

     C. Subtenant desires to sublease from Sublandlord the Premises, subject to the terms of the Master Lease and this Sublease.

     D. For and in consideration of the covenants and agreements of the parties hereinafter set forth, Sublandlord agrees to sublease to Subtenant, and Subtenant agrees to sublease from Sublandlord, the Premises (as hereinafter defined) upon all of the terms and conditions set forth herein.

1.   PREMISES

     Sublandlord subleases to Subtenant on the terms and conditions of this Sublease, the Premises, designated as Suite 920 in the Building and comprised of approximately 2,854 rentable square feet.

     Subtenant shall also have the right to lease parking spaces in the Building's parking facility at market rental rates, as provided in Section III.7 of the Master Lease.

2.   TERM

     2.1  Sublease Term.  The term of this Sublease (the "Sublease Term") shall
          -------------
commence as of June 1, 1998 (the "Commencement Date"), and shall end on November 14, 2000, the date that the Term of the Master Lease expires or is otherwise terminated (the "Termination Date"), unless terminated sooner in accordance with the provisions of this Sublease.

     2.2  Holding Over.  Subtenant shall have no right to retain possession of
          ------------
the Premises or any portion thereof beyond the expiration or earlier termination of this Sublease. In the event that Subtenant holds possession of the Premises after the expiration or termination of the Sublease Term, then, at Sublandlord's election, in addition to all other rights and remedies available as a result of any such holding over, Tenant shall become a month-to-month tenant upon all of the terms specified in this Sublease, except that Base Rent shall be paid in an amount equal to two hundred percent (200%) of the Base Rent payable for the period immediately preceding such holdover.

3.   RENT

     3.1  Minimum Base Rent.  Subtenant shall pay to Sublandlord as minimum
          -----------------
monthly rent ("Base Rent"), without deduction, setoff, notice, or demand, at the address of Sublandlord set forth in Section 17 below, or at any other place Sublandlord designates by notice to Subtenant, the sum of Four Thousand Seven Hundred Nine and 10/l00ths Dollars ($4,709.10) per month, in advance on the first day of each month of the Sublease Term. If the Sublease Term begins or ends on a day other than the first or last day of a month, the rent for any partial months shall be prorated on a per diem basis.

     3.2  Additional Rent.  In addition to Base Rent, Subtenant shall pay to
          ---------------
Sublandlord (i) any increases in Common Office Expenses and Operating Expenses (each as defined in the Master Lease) allocable to the Premises over the amount of such Common Office Expenses and Operating Expenses charged by Master Landlord with respect to the Premises as of the date of this Sublease and (ii) as provided in Section III.5 of the Master Lease, the State of Hawaii general excise tax on gross income with respect to payments made by Subtenant hereunder, which excise tax is presently equal to 4.166%) (collectively, "Additional Rent"). Additional Rent shall be paid by Subtenant to Sublandlord within ten
(10) days after receipt of Sublandlord's invoice therefor.

     3.3  Definition of Rent.  As used herein, the term "Rent" shall mean,
          ------------------
collectively, Base Rent and Additional Rent. All payments of Rent required under this Sublease shall be in lawful money of the United States or by check drawn on a commercial banking institution chartered in the United States, with immediately available funds made payable to Sublandlord or such other payee as Sublandlord shall designate in writing to Subtenant.

4.   LATE CHARGE AND INTEREST

     4.1  Damage to Sublandlord for Late Payment.  The late payment of any
          --------------------------------------
Rent will cause Sublandlord to incur additional costs, including the cost to maintain in full force the Master Lease, administration and collection costs, and processing and accounting expenses. The parties have agreed that Sublandlord should be reimbursed for such additional costs incurred on account of any late payment by Subtenant, notwithstanding that the damage Sublandlord will suffer in such event is difficult to ascertain in advance. Accordingly, the parties have agreed that the late charge and interest payments described in Sections 4.2 and
4.3 below constitute a reasonable estimate of the damage that Sublandlord will suffer in the event of Subtenant's failure to pay the Rent in a timely fashion.

     4.2  Late Charge.  If Sublandlord has not received any installment of Rent
          -----------
within five (5) days after that amount is due, Subtenant shall pay to Sublandlord five percent (5%) of the delinquent amount. If a late charge becomes payable hereunder for any three (3) installments of Rent within any twelve (12) month period, the Rent shall automatically become payable quarterly in advance.

     4.3  Interest.  In addition to the payment of a late charge pursuant to
          --------
Section 4.2 above, all delinquent amounts of Rent shall bear interest from the date the amount was due until paid in full at an interest rate (the "Applicable Interest Rate") equal to one percent (1%) per month; provided, however, in no event shall the Applicable Interest Rate exceed the maximum interest rate permitted by law that may be charged under these circumstances.

5.   SECURITY DEPOSIT

     Subtenant has deposited with Sublandlord the sum of Four Thousand Seven Hundred Three and 10/l00ths Dollars ($4,703.10) as security for Subtenant's faithful performance of Subtenant's obligations under this Sublease (the "Security Deposit"). If Subtenant fails to pay Rent or other charges when due under this Sublease, or fails to perform any obligations under this Sublease, Sublandlord may use any portion of the Security Deposit for the payment of any such Rent or other amount then due and unpaid, for the payment of any other sum for which Sublandlord may become obligated because of Subtenant's default or breach, or for any loss sustained by Sublandlord as a result of Subtenant's default or breach. If Sublandlord uses any portion of the Security Deposit, Subtenant will, within ten (10) days after written demand by Sublandlord, restore the Security Deposit to the full amount originally deposited. Subtenant's failure to do so shall constitute a default under this Sublease. Sublandlord shall not be required to keep the Security Deposit separate from its general accounts, and shall have no obligation or liability for payment of interest on the Security Deposit. If Sublandlord assigns its interest in this Sublease, Sublandlord shall deliver to its assignee as much of the Security Deposit as Sublandlord then holds. Within thirty (30) days after the Sublease Term has expired or Subtenant has vacated the Premises, whichever occurs last, and provided that Subtenant is not then in default under this Sublease, the Security Deposit, or as much as remains that has not been applied by Sublandlord, shall be returned to Subtenant or to the last assignee, if any, of Subtenant's interest under this Sublease.

6.   USE OF PREMISES

     6.1  Permitted Use.  The Premises shall be used and occupied only for
          -------------
general office purposes and for any other lawful use that is also expressly permitted by the Master Lease.

     6.2  Acceptance: Prohibited Uses.  Subtenant accepts the Premises in its
          ---------------------------
existing, "as is" condition, by its occupancy and subject to all applicable laws, ordinances, rules, regulations, orders, restrictions of record, and requirements ("Applicable Laws"), with which Subtenant shall comply at its sole cost as they relate to Subtenant's use or occupancy of the Premises or to improvements, alterations or installations made to the Premises by or for Subtenant (as approved pursuant to Section 13 below), or to the operation of Subtenant's business. Subtenant acknowledges that Sublandlord shall have no obligation whatsoever to provide any improvements or repairs to the Premises. Subtenant shall keep and maintain the Premises and every part and component thereof in good repair and in a good and safe condition throughout the term of this Sublease. Subtenant shall not commit, or suffer to be committed, any waste upon the

Premises, or any nuisance or other act or thing which may disturb the quiet enjoyment of Sublandlord or any other tenant or occupant in or around the Master Premises. Subtenant shall not place any loads upon the floor, walls, or ceiling which endanger the structure of the Premises or the Master Premises. Subtenant shall not use or permit the Premises to be used in violation of any Applicable Laws, including, without limitation, any laws regarding the use, transport, handling, generation or storage of Hazardous Materials (as hereinafter defined).

     Subtenant agrees that it shall not use, generate, store or dispose of any Hazardous Material on, under, about or within the Premises in violation of any Applicable Laws. Subtenant agrees to protect, defend, indemnify and hold Sublandlord and its officers, directors, affiliates, agents, stockholders, employees, successors and assigns harmless against any and all losses, liabilities, claims and/or costs (including, without limitation, reasonable attorneys' fees and costs) arising from any breach of the covenants contained in this Section 6.2. If Subtenant causes or permits the release of any Hazardous Materials on or about the Premises, then Subtenant shall immediately report such release to Sublandlord, and shall immediately remove, cleanup, abate and dispose of such Hazardous Materials in accordance with all Applicable Laws pertaining thereto. As used herein, the term "Hazardous Material" shall mean any hazardous or toxic substance, material or waste, including without limitation any material or substance which is (i) dangerous or injurious to health, whether alone or in combination with other materials or substances, (ii) regulated, designated or defined as a hazardous or toxic waste, substance or material under any federal, state, or local law, rule, order or regulation, (iii) asbestos or asbestos containing materials, (iv) explosive or radioactive substances or materials or
(v) petroleum or petroleum byproducts.

     The covenants and obligations of this Section 6.2 shall survive the expiration or earlier termination of this Sublease.

     6.3  Acts Affecting Insurance Coverage. Subtenant shall not commit any
          ---------------------------------
acts on the Premises, nor use or permit the Premises to be used in any manner that will increase the existing rates for or cause the cancellation of any fire, liability, or other insurance policy insuring the Premises or the Master Premises.

7.   INCORPORATION OF MASTER LEASE TERMS

     All applicable terms and conditions of the Master Lease are incorporated into and made a part of this Sublease as if Sublandlord were the landlord, Subtenant the tenant, and the Premises the Master Premises, except for the following, which shall not be included herein and shall be superseded by the terms of this Sublease: Sections I.(C), I.(D), I.(E), I.(F), I.(H), I.(J)(l), I.(J)(3), I.(J)(4), and I.(J)(5); and Sections III.3, III.5, III.8 and III.30. Subtenant assumes and agrees to perform the tenant's obligations under the Master Lease during the Sublease Term to the extent that these obligations are applicable to the Premises. As between Sublandlord and Subtenant, in the event of damage to or condemnation of the Premises, all insurance or condemnation proceeds or awards received by Sublandlord under the Master Lease shall be deemed the property of Sublandlord, and Sublandlord shall have no obligation to rebuild or restore the Premises. Subtenant shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease.

8.   SUBTENANT'S INSURANCE

     Subtenant shall procure at its expense and keep in force during the term of this Sublease a Comprehensive General Liability policy of insurance providing single limit coverage in an amount not less than two million dollars ($2,000,000) arising out of each occurrence. Subtenant shall maintain workers' compensation insurance for Subtenant's employees as required by the laws of the State of Hawaii. Subtenant shall either by separate policy or by endorsement to a policy already carried, maintain insurance coverage on all of Subtenant's furniture, fixtures and personal property in, on, or about the Premises for its full insurable value against fire and extended coverage risks, including protection against vandalism, malicious mischief and ceiling sprinkler leakage protection. All insurance to be carried by Subtenant shall be primary to and not contributory with any similar insurance carried by Sublandlord, and shall name Sublandlord and Master Landlord (and Master Landlord's mortgagee -- provided that Master Landlord notifies Subtenant of the identity of its mortgagee) and the manager of the Building as additional insureds. Insurance required hereunder shall be in financially capable and sound companies duly licensed to transact business in the State of Hawaii and which carry a minimum rating of "A" by A.M. Best. Prior to entering the Premises, Subtenant shall cause to be delivered to Sublandlord and to Master Landlord certified copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with the insureds clauses as required by this Sublease. No such policy shall be cancelable or subject to modification except after thirty
(30) days' prior written notice to Sublandlord and Master Landlord.

9.   SUBTENANT'S PERSONAL PROPERTY

     Subtenant shall be responsible, at its sole cost and expense, for insuring its trade fixtures, equipment, furniture, furnishings and other personal property located on or about the Premises (collectively, "Subtenant's Personal Property") and for paying all taxes charged or assessed against Subtenant's Personal Property. Sublandlord shall have no liability for, and Subtenant shall indemnify and defend Sublandlord from and against, any damage to Subtenant's Personal Property, and/or for any lien, claim, loss cost or expense that arises out of or is related to Subtenant's Personal Property.

10.  TRANSFERS

     Subtenant shall not assign this Sublease or further sublet or otherwise transfer, encumber, mortgage or hypothecate all or any part of the Premises or any interest in the Premises or this Sublease without the prior written consent of Sublandlord, which Sublandlord may withhold in its sole and absolute discretion.

11.  INDEMNITY

     Subtenant shall protect, defend, indemnify and hold Sublandlord and its officers, directors, affiliates, agents, stockholders, employees, successors and assigns harmless from and against any and all damages, losses, claims, liabilities and costs (including reasonable attorneys' fees) arising out of, from or in connection with (i) Subtenant's use or occupancy of the Premises,
(ii) any injury to persons or damage to property occurring in, on or about the Premises during the Sublease Term, or (iii) any act or omission of Subtenant or its agents, contractors, employees, or invitees, (iv) any breach or default by Subtenant under this Sublease, including the failure of Subtenant to pay or perform any liability or obligation of Sublandlord under the Master Lease which has been incorporated herein as a liability or obligation required to be performed by Subtenant. The obligations of Subtenant hereunder shall survive the expiration or earlier termination of this Sublease. Notwithstanding Sublandlord's negligence or breach of this Sublease, Sublandlord shall under no circumstances be liable for injury to Subtenant's business or for any loss of income or profit therefrom.

12.  MASTER LANDLORD OBLIGATIONS

     Subtenant recognizes that Sublandlord is not in a position to render any of the services or to perform any of the obligations required of Master Landlord under the Master Lease. Accordingly, despite anything to the contrary set forth herein, Subtenant agrees that performance by Sublandlord of its obligations hereunder is conditioned upon performance by Master Landlord of its corresponding obligations under the Master Lease, and that Sublandlord will not be liable to Subtenant for any failure or default of Master Landlord under the Master Lease. Notwithstanding anything to the contrary contained in this Sublease, Sublandlord shall not be required to (A) provide any of the services or construction to the Premises or the Master Premises that Master Landlord has agreed to provide pursuant to the Master Lease (or as required by law), (B) provide any utilities (including electricity) to the Premises or the Master Premises that Master Landlord has agreed to furnish pursuant to the Master Lease (or as required by law), (C) make any of the repairs that Master Landlord has agreed to make pursuant to the Master Lease (or as required by law), or (D) take any other action relating to the operation, maintenance, repair, alteration or servicing of the Premises or the Master Premises that Master Landlord has agreed to provide, furnish, make, comply with, or take, or cause to be provided, furnished, made, complied with or taken under the Master Lease; and Sublandlord shall not be deemed to have made to Subtenant, and shall have no liability or obligations respecting, any representations or warranties of Master Landlord under the Master Lease. In the event of a default by Master Landlord under the Master Lease, then, following the receipt of the written request of Subtenant specifying Master Landlord's default, Sublandlord shall exercise reasonable diligence in attempting to cause Master Landlord to perform its obligations under the Master Lease for the benefit of Subtenant; provided, however, that in the event Master Landlord's default shall continue for ten (10) days after the written request is received by Sublandlord, then such default by Master Landlord shall be deemed to be a breach by Sublandlord under this Sublease unless
                                                                  ------
Sublandlord continues to exercise reasonable diligence in attempting to cause Master Landlord to cure such default under the Master Lease. Notwithstanding anything to the contrary set forth herein, Sublandlord's liability to Subtenant shall not under any circumstances exceed the aggregate amount paid by Subtenant to Sublandlord hereunder during the twelve (12) month period prior to the date any claimed breach arises. Further, in no event shall Sublandlord be liable for any incidental, indirect or consequential damages, including loss of profit or revenues, of Subtenant.

13.  ALTERATIONS

     Subtenant shall not make any alteration, improvement or installation in or to the Premises without in each instance obtaining the prior written consent of Master Landlord and Sublandlord and otherwise complying with the applicable terms and provisions of the Master Lease.

14.  REMEDIES FOR DEFAULT

     If Subtenant defaults in the performance of its obligations hereunder (including, without limitation, any obligation under the Master Lease which is incorporated herein), and any such default continues beyond the notice and cure periods applicable to such default, as specified in Section 34 of the Master Lease, then, in addition to any other remedies that Sublandlord may have pursuant to the terms of the Master Lease (as incorporated herein) and this Sublease, Sublandlord may pursue any other remedy now or hereafter available to Sublandlord under the laws and/or judicial decisions of the State of Hawaii.

15.  ATTORNEYS' FEES

     If either party commences an action against the other arising out of or in connection with this Sublease (including any proceeding for declaratory relief), the prevailing party shall be entitled to recover from the losing party reasonable attorneys' fees, costs of suit, investigation costs and discovery costs, including costs of appeal.

16.  BROKERS

     Sublandlord and Subtenant each warrant that they have not dealt with any real estate broker, agent, finder or other person who may claim a brokerage fee or other similar compensation in connection with this sublease transaction other than CB Commercial Real Estate Group, Inc. ("CB"), which has represented Sublandlord and whose brokerage fee shall be paid entirely by Sublandlord pursuant to a separate written agreement between Sublandlord and CB.
Sublandlord and Subtenant each agree to indemnify, defend, and hold the other harmless against any damages incurred as a result of the breach of the warranty contained in this Section 16.

17.  NOTICES

     Any and all notices required or desired to be delivered hereunder shall be in writing and shall be delivered by personal delivery, registered or certified mail, return receipt requested, by overnight delivery via a recognized courier service, or by telecopy or facsimile, and shall be deemed delivered (A) upon receipt if personally delivered, (B) three (3) days after mailing if mailed, or
(C) upon receipt if sent by overnight delivery, telecopy or facsimile, and in each case if addressed:

To Sublandlord:         Levi Strauss & Co.
                        Global Real Estate
                        1155 Battery Street, IH1/2
                        San Francisco, CA 94111
                        Attn: Real Estate Manager
                        FAX: (415) 501-3960

To Subtenant:           Cheap Tickets Inc.
                        1440 Kapiolani Boulevard #800
                        Honolulu, HI 96819
                        Attn: Mr. Michael Bartholomew
                        FAX: (808) 945-0610

Either party may by written notice to the other specify a different or additional address for notice purposes.

18.  MISCELLANEOUS

     18.1  Entire Agreement.  This Sublease sets forth all the agreements
           ----------------
between Sublandlord and Subtenant concerning the Premises, and there are no representations, warranties or agreements either oral or written other than as set forth in this Sublease. This Sublease may be modified, amended or supplemented only in writing and only if signed by each of the parties hereto. Upon execution of this Sublease by Sublandlord, Subtenant and Master Landlord, that certain letter agreement between Sublandlord and Subtenant, dated April 13, 1998 and captioned "Temporary license to use space," shall terminate and be of no further force or effect.

     18.2  Severability: Survival.  A determination by a court of competent
           ----------------------
jurisdiction that any provision of this Sublease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or of this Sublease, which shall remain in full force and effect.

     18.3  Time Of Essence.  Time is of the essence in this Sublease.
           ---------------

     18.4  Counterparts.  This Sublease may be executed in counterparts and,
           ------------
when all counterparts are executed, the same shall constitute a single binding instrument. This Sublease shall not be binding upon either party until executed and delivered by both parties.

     18.5  Successors and Assigns.  Subject to the terms of Section 10 above,
           ----------------------
this Sublease shall be binding on and inure to the benefit of the parties to it, their heirs, executors, administrators, successors in interest, and assigns.

     18.6  Entry.  Sublandlord reserves the right to enter the Premises at any
           -----
reasonable time to inspect the Premises or the performance by Subtenant of the terms and conditions of this Sublease, or to undertake such work of repair or improvement as Sublandlord may need to perform. Notwithstanding the foregoing, except in the case of emergency, Sublandlord agrees not to exercise such rights of entry as respects the office portion of the Premises without reasonable advance notice.

     18.7  Submission of Agreement.  Submission of this Sublease for Subtenant's
           -----------------------
examination shall in no way be construed as a valid Sublease arrangement, nor as giving Subtenant any occupancy or option rights to the Premises hereunder, and this Sublease shall not be valid and binding unless and until it has been duly executed and delivered by all parties hereto.

     18.8  Authority.  Subtenant hereby represents and warrants to Sublandlord
           ---------
that it has the proper authority and is empowered to execute and perform each of its obligations under this Sublease, and that upon Subtenant's execution and delivery of this Sublease, Subtenant shall be bound by this Sublease in accordance with the terms hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     18.9  Consent of Master Landlord.  This Sublease is conditioned upon the
           --------------------------
receipt of the consent of the Master Landlord, as provided in the signature block below.

     IN WITNESS WHEREOF, the parties have executed this Sublease as of the date first above written.

SUBTENANT:                      Cheap Tickets Inc. a Hawaii corporation


                                By:   /s/  Michael J. Hartley
                                   ----------------------------------------
                                Name:
                                     --------------------------------------
                                Its:
                                    ---------------------------------------


SUBLANDLORD:                    Levi Strauss & Co., a Delaware corporation


                                By:   /s/  Susan Shipley
                                   ----------------------------------------
                                Name: Susan Shipley
                                     --------------------------------------
                                Its: Vice President, Real Estate
                                    ---------------------------------------


                           CONSENT OF MASTER LANDLORD
                           --------------------------

          The undersigned, the Master Landlord under the Master Lease, as defined in the foregoing Sublease, hereby consents to the foregoing Sublease upon its terms and conditions, provided that Master Landlord's consent to the Sublease shall not constitute its consent or waiver of consent to any subsequent sublease or sub-sublease of the Premises.

                                Tosei Properties, Inc.,
                                a Hawaii corporation


                                By:   /s/  Shigeo Hone
                                   ----------------------------------------
                                Name:
                                     --------------------------------------
                                Its:
                                    ---------------------------------------

                                   EXHIBIT A
                                   ---------

                                  MASTER LEASE




                               THE COMMERCE TOWER

                                  OFFICE LEASE

                                 by and between

                             TOSEI SHOJI CO., LTD.,

                              a Japan corporation

                                      and

                              LEVI STRAUSS & CO.,

                             a Delaware corporation

                               THE COMMERCE TOWER
                                  OFFICE LEASE
                                  ------------

     THIS LEASE made this 9th day of November, 1995, by and between TOSEI SHOJI CO., LTD., a Japan corporation, whose principal place of business and post office address in the State of Hawaii is at 1440 Kapiolani Boulevard, Suite 1000, Honolulu, Hawaii 96814 (the "Landlord"), and LEVI STRAUSS & CO., a Delaware corporation, whose principal place of business and post office address is at 1155 Battery Street, San Francisco, California (the "Tenant");

                              W I T N E S S E T H:
                              - - - - - - - - - -

          That Landlord, in consideration of the rent herein reserved and of the covenants herein contained, does hereby lease unto Tenant, and Tenant does hereby lease from Landlord, that certain office space (the "Premises") located in the building known as The Commerce Tower (the "Building") located at 1440 Kapiolani Boulevard, Honolulu, Hawaii. The Building shall include such other structures as may now exist on the land on which the Building is located and the common areas, improvements and facilities thereon or which may in the future be constructed thereon (the "Property").

          I.  Specific Conditions of the Lease.
              --------------------------------

          The following subparagraphs constitute all of the specific conditions of this Lease as referred to elsewhere in this Lease:

     (A) Suite No. 920, consisting of approximately two thousand five hundred seventeen (2,517) usable square feet or two thousand eight hundred fifty-four (2,854) rentable square feet of floor area on the ninth
          (9th) floor as indicated on the floor plan attached hereto as Exhibit "A" and made a part hereof for all purposes.

     (B) (l) Tenant's initial Pro Rata Share of Operating Expenses (hereinafter defined), subject to modification as provided in paragraph 8 of Section III of this Lease: Two and three thousand one hundred forty-six ten-thousandths percent (2.3146%). Landlord confirms that the square footage of rentable area in the Building used in all leases is 123,304 square feet.

          (2) Tenant's Proportionate Share of Common Office Expenses (hereinafter defined) of the Building, subject to modification as provided in paragraph 8 of Section III of this Lease: Two and five thousand two hundred seventy-nine ten-thousandths percent (2.5279%). Landlord confirms that the total square footage of rentable area of all premises other than those being leased to tenants on the ground floor of the Building used in all leases is 112,901 square feet.

     (C) The term of this Lease shall be five (5) years (the "Term"), commencing on the earlier of: (i) the 15th day of November, 1995, or
          (ii) upon Tenant's possession of the Premises (the "Commencement Date"), and ending at midnight on the fifth (5th) anniversary (the "Termination Date") following such Commencement Date, unless sooner terminated as herein provided.

     (D)  Monthly Base Rent shall be as shown below:

                      Period                            Monthly Base Rent
                      ------                            -----------------

          (1)  For the period commencing                     $3,139.40
               on the Commencement Date
               and ending on the
               Termination Date.

          Paragraphs (D)(2) through (D)(5) of Section I of this Lease, and all references in this Lease to said paragraphs, are hereby deleted.

          Landlord and Tenant agree that the Monthly Base Rent for the Premises is conclusively established in the amounts set forth above, irrespective of the actual number of square feet of floor area of the Premises.

          Notwithstanding the preceding, Tenant shall be entitled to a free rent period of two and one half months, beginning on the Commencement Date and continuing thereto, during which Tenant shall not be required to pay to Landlord the Monthly Base Rent.

     (E) (l) Tenant's share of initial estimated monthly Operating Expenses as provided in paragraph 8 of Section III of this Lease: ONE THOUSAND SEVEN HUNDRED FORTY-EIGHT AND 70/100 DOLLARS ($1,748.70).

          (2) Tenant's share of initial estimated monthly Common Office Expenses as provided in paragraph 8 of Section III of this Lease:
               SEVEN HUNDRED FORTY-NINE AND 74/l00 DOLLARS ($749.74).

     (F)  Amount of Security Deposit:  none.

     (G) Uses to be made of Premises: general office lease, including the sale of samples of Tenant's products to Tenant's employees whose principal office is located at the Premises.

     (H)  Tenant's address for notice in addition to the Premises: None.

          With Copies to:

          Levi Strauss & Co.           and  Kane, Russell, Coleman & Logan, P.C.
          1155 Battery Street               3700 Thanksgiving Tower
          San Francisco, CA 94111           1601 Elm Street
          Attn: Director of Real Estate     Dallas, TX 75201 -7207
                                            Attn: Gordon B. Russell, Esq.

     (I) Tenant shall have the right, but not the obligation to rent one (1) parking stall per 500 square feet of leased space at the then prevailing rates.

     (J) Additional Terms and Conditions: Notwithstanding the provisions set forth elsewhere in this Lease, Landlord and Tenant agree as follows:

          (1) Option to Extend. Tenant shall have and is hereby given the option to extend the term of this Lease for an additional five
               (5) year period upon all the same terms and conditions as herein contained by serving notice thereof upon Landlord at least six
               (6) months before the expiration of the original Term. Upon the service of said notice, this Lease shall be extended upon all its terms and conditions for such additional five (5) year period (other than Monthly Base Rent, which will be established in the manner provided below) without the necessity of the execution of any further instrument or documents; provided, however, that if at either the date of expiration of the original Term of this Lease or the date upon which Tenant exercises such option, Tenant is in default beyond any grace period herein provided in the performance of any of the terms or provisions of this Lease, any such exercise of Tenant's option to so extend the term of this Lease shall be and become null and void.

               If Tenant exercises the option to extend the term of this Lease as hereinabove provided, the Monthly Base Rent for the five (5) year extension period shall not exceed ninety-five (95%) percent of the rental charged for premises similar to the Premises in the Kapiolani Business District; provided, however, that the Monthly Base Rent shall in no event be lower than the Monthly Base Rent established for the last month of the period immediately preceding the extended term. Landlord shall provide Tenant with Landlord's estimate of the Monthly Base Rent for the Premises at least seven (7) months before the expiration of the original Term. If Landlord and Tenant are unable to agree on such rental charged for similar premises at least three (3) months prior to the date of commencement of such period, such Monthly Base Rent shall be determined by a single appraiser in the event that the parties agree upon the appointment of such an appraiser, otherwise by three (3) impartial appraisers selected as follows:
               Landlord and Tenant shall each select an appraiser and give written notice promptly thereof to the other party, and if either party shall fail to do so within twenty (20) days after written notice has been given to such party by the other of such selection, the party who has named an appraiser shall have the right to apply to any judge of the Circuit Court of the First Judicial Circuit of the State of Hawaii for the selection and appointment of an appraiser for the party so failing to appoint an appraiser. The two (2) appraisers thus appointed (in either manner) shall select and appoint a third appraiser within fifteen
               (15) days after the second appraiser shall have been appointed. In the event that said two (2) appraisers fail or neglect to appoint the third of them, either party may, upon the expiration of ten (10) days after the mailing of written notice to the other party, have the third appraiser appointed by any judge of said court. All of said appraisers shall be neutral and recognized real estate appraisers and shall also be members of the Appraisal Institute or any successor organization. The single appraiser or three (3) appraisers so appointed shall thereupon proceed to determine said rental, based on the then fair monthly rental value for the Premises, exclusive of any fixtures, alterations, additions or improvements installed or made by Tenant. The decision of said single appraiser or, if there shall be three (3) appraisers the decision of the majority of them, shall be final, conclusive and binding upon the parties. In the event the appraiser or appraisers shall render their decision after the commencement of the year for which rent is being determined, rent shall be payable at the rate in effect for the previous year until their decision is rendered, but the new rent established by such appraisal shall become effective retroactively to the commencement of said year for which rent is being determined and shall be payable immediately on the determination of such rent, together with interest thereon at the rate of twelve percent (12%) per annum from the date such payments would have been due until actually paid in full. If Landlord and Tenant are unable to agree on rent and if such rent shall be fixed by appraisal, Tenant and Landlord shall each pay one-half (1/2) of all costs of such appraisal, including, without limitation, the appraisers' fees.

               The foregoing option shall run only in favor of Levi Strauss & Co. and any assignee which is a wholly-owned subsidiary, parent corporation, or corporation the shares of which are owned by a parent company of Tenant (an "Affiliate"), and is not otherwise assignable in whole or in part. Said option shall terminate on any assignment of this Lease by Tenant to a party other than an Affiliate, whether in whole or in part.

          (2) Nondisturbance Agreement. This Lease is conditioned on Landlord obtaining an agreement from Landlord's mortgagee to the effect that, so long as Tenant is not in default under any of the provisions, covenants or conditions of this Lease on the part of Tenant to be kept and performed, that the Lease shall be recognized by Landlord's mortgagee, that neither this Lease nor any of the rights of Tenant hereunder shall be terminated or modified or be subject to termination or modification, but shall remain in full force and effect, nor shall Tenant's possession of the Premises be disturbed or interfered with, by an action or proceeding to foreclose said mortgage. If Landlord fails to obtain such agreement within thirty (30) days of date of execution of this Lease, Tenant shall have the right, at Tenant's option, to cancel this Lease by written notice to Landlord delivered within forty-five (45) days of the date of execution of this Lease. If this Lease is not so canceled, Landlord also agrees that Landlord shall use reasonable efforts to obtain such agreement from the present mortgagee as well as from future mortgagees of the Building.

          (3) Landlord's Work. Landlord, at Landlord's expense, shall provide building standard "turn-key" improvements, specified in the space planning attached hereto as Exhibit "A-1" and made a part hereof for all purposes.

          (4) Subleasing or Assignment. Paragraph 23 of Section III of the Lease is hereby amended to read as follows:

               (a) Tenant shall not, without obtaining the prior written consent of Landlord not to be unreasonably withheld or delayed, assign, mortgage, pledge or otherwise encumber this Lease or any interest herein, or sublet the Premises or any part thereof. Any of the foregoing acts without obtaining such consent shall be void and constitute a default under this Lease. Any change in ownership of the majority of shares of the stock of Tenant (if Tenant if a corporation), as such majority ownership existed as of the date of this Lease, or any change in the identity of a majority of the general partners of Tenant (if Tenant is a partnership), as the identity of such majority existed as of the date of this Lease, shall be deemed to be an assignment or transfer of this Lease within the meaning of this paragraph. The preceding sentence shall not apply, however, if at the time of the execution of the Lease, the outstanding voting shares of capital stock of Tenant are listed on a recognized security exchange or over-the-counter market. No assignment, mortgage, pledge, encumbrance or subletting shall be permitted to be made by Tenant if there is any default by Tenant under this Lease.

               (b) Tenant shall, in connection with any assignment of all or part of Tenant's interest in the Lease or sublease of all or part of the Premises, pay to Landlord the following:

                    (1) Fifty percent (50%) of the amount by which any premiums, sums or other consideration payable to Tenant as a result of any assignment of this Lease exceeds the sum of any reasonable brokerage commissions, reasonable escrow fees, recording fees, conveyance taxes, and other costs reasonably incurred in connection with any such assignment.

                    (2) Fifty percent (50%) of the amount by which the sum of any premiums and any rent or other amounts payable to Tenant as a result of any sublease exceeds the sum of rent and other sums payable by Tenant hereunder with respect to the space to be subleased and any reasonable brokerage commissions, reasonable escrow fees, recording fees, conveyance taxes, remodeling costs, rent concessions, and other costs reasonably incurred in connection with any such sublease.

               (c) Tenant shall obtain the prior written consent of Landlord to any assignment, mortgage, pledge or encumbrance of this Lease or any interest herein, or to any sublease of all or part of the Premises. The agreement by Tenant to pay the amounts required under subparagraph (b) above shall be a condition precedent to obtaining Landlord's consent; however, payment of such amounts shall not entitle Tenant to demand such consent, the granting or withholding of which shall be governed by the provisions of paragraph 42 of this Section III.

               It is understood and agreed that, notwithstanding anything contained herein, Tenant will have the absolute right to assign this Lease or sublet its interest in all or a portion of the Premises to any wholly-owned subsidiary, parent corporation or corporation, the shares of which are owned by a parent company of Tenant without Landlord's consent; provided, however, that any such assignment or subletting shall not relieve Tenant from any obligation or liability to Landlord under this Lease.

          (5) Holdover. Tenant shall have the right to holdover beyond the initial Lease term for a period of up to three (3) months at the Monthly Base Rent, Operating Expenses Rent and Common Office Expenses Rent for the period immediately preceding such holdover period. Thereafter, Tenant will have the right to holdover for up to an additional six (6) months at one hundred twenty-five percent (125%) of the sum of such Monthly Base Rent, Operating Expenses Rent and Common Office Expenses Rent.

          (6) Confidentiality. Landlord, Tenant and their respective agents agree to use reasonable efforts to keep the economic terms and conditions of this Lease confidential; provided, however, that each party shall have the right to transmit said terms and conditions to its respective insurance agents, attorneys, employees and lenders who need to have such information for the purpose of evaluating or otherwise dealing with this Lease or advising such party in connection with this Lease. In no event shall Tenant's liability hereunder exceed the lesser of: (i) Landlord's actual damages or (ii) the remaining unpaid rent payable under this Lease.

          In the event of any conflict between the provisions of this paragraph
(J) and any other provisions in Section I. (Specific Conditions), Section II. (Exhibits) or Section III. (General Conditions), the provisions of this paragraph (J) shall prevail.

          II.  Exhibits.
               --------

          The following exhibits which are attached hereto are hereby made a part of this Lease:

     (A)  Exhibit "A":     Floor Plan.
     (B)  Exhibit "A-1":   Turn-key Improvements
     (C)  Exhibit "B":     Tenant's Construction Obligations.
     (D)  Exhibit "C":     Rules and Regulations.
     (E)  Exhibit "D":     Non Disturbance and Attornment Agreement.
     (F)  Exhibit "E":     Parking Registration Card.

          The General Conditions of Lease attached hereto as Section III of this Lease, together with all exhibits, are made a part hereof for all purposes.

          As provided in paragraph 47 of Section III of this Lease, this Lease constitutes the entire agreement between Landlord and Tenant and, without limiting the generality of the foregoing, specifically supersedes any prior offer to lease between Landlord and Tenant.

          The submission of this document for examination by Tenant or other party does not constitute an offer to lease. This document shall become effective only upon execution hereof by both Tenant and Landlord.

          IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first above written.

                              TOSEI SHOJI CO., LTD.,
                              a Japan corporation

                              By   /s/  Shigeo Hone
                                --------------------------------------------
                                 Shigeo Hone
                                 Its Attorney-In-Fact

                                                   Landlord

                              LEVI STRAUSS & CO.,
                              a Delaware corporation

                              By   /s/  David Garrett
                                --------------------------------------------
                                 Its Director of Global Real Estate

                                                   Tenant

                    III.  GENERAL CONDITIONS OF OFFICE LEASE

     1.  Standard Services.  Landlord shall furnish Tenant with water for
         -----------------
general use of tenancy, electric current for lighting and normal use during normal business hours in a manner and to the extent deemed to be standard for comparable first class office space in Honolulu, Hawaii, common restroom facilities and supplies, air conditioning during normal business hours at such temperatures and in such amounts as are considered to be standard for comparable first class office space in Honolulu, Hawaii, air conditioning at least from 7:00 o'clock a.m. to 6:00 o'clock p.m., Monday through Friday and 8:00 o'clock a.m. to 1:00 o'clock p.m. on Saturday, janitorial service and refuse collection for Tenant's Premises five (5) days per week, insurance for common areas, elevator service, reasonable window washing for the exterior of the Building and lighting equipment replacement, guard service for the Building, and common area maintenance. If any extraordinary or additional property or services other than those required to be provided by Landlord to Tenant under this Lease shall be provided by Landlord to Tenant at the request of Tenant or for the benefit of Tenant, Tenant shall pay Landlord for such extraordinary or additional property or services. Without limiting the generality of the foregoing, if Tenant wishes to install nonstandard fixtures, Tenant is responsible for providing replacement lamps. In no event shall computing equipment not customarily used in raised floor space be subject to any such charges. Tenant will make all arrangements for and pay for all services specially required by Tenant on or with respect to the Premises which are not provided under Landlord's standard services and Tenant shall pay for such services prior to such charges becoming delinquent.

     2.  Common Area Maintenance.  Landlord will use reasonable efforts to
         -----------------------
maintain the public and common areas of the Building, such as stairs, lobbies, corridors and restrooms, roof, foundation, HVAC system, elevators, sprinkler system and structural soundness of the exterior walls of the Building. Tenant shall give immediate written notice to Landlord of the need for repairs, and Landlord shall proceed to make same in good repair and condition except for any damage occasioned by the act or omission of Tenant or Tenant's employees or agents and except as is otherwise provided herein.

     3.  Monthly Base Rent.  For the period commencing on the Commencement Date
         -----------------
to and including the Termination Date provided for in paragraph (C) of Section I of this Lease, Tenant shall pay to Landlord, in lawful United States currency, the Monthly Base Rent in the amounts set forth in paragraph (D) of Section I of this Lease. Notwithstanding the preceding sentence, Tenant shall be entitled to a two and one-half (2-1/2) month period of free rent to which Tenant shall not be required to pay to Landlord the Monthly Base Rent. Should the Term commence or terminate on a day other than the first (1st) day of a calendar month, then the Monthly Base Rent for that fractional month shall be calculated by dividing the Monthly Base Rent by thirty (30) and multiplying that result by the number of days remaining in said fractional month or multiplying that result by the number of days from the beginning of the month up to and including the date of termination, whichever the case may be. All payments of rent after the first payment shall be paid at the office of Landlord, or such other place as shall be designated in writing by Landlord, without notice on or before the first (1st) day of each and every month during the Term or any extension thereof.

     4.  Ouiet Enjoyment.  Landlord agrees that upon payment of the rent herein
         ---------------
provided for, and upon the observance and performance by Tenant of the covenants hereinafter contained and on the part of Tenant to be observed and performed, subject to the provisions of this Lease, and any underlying mortgage on Landlord's estate, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term of this Lease and any extension or renewal hereof.

     5.  Conveyance Tax; General Excise Tax.  Tenant shall pay any conveyance
         ----------------------------------
tax imposed by the State of Hawaii and execute, at Landlord's request, such affidavits and other documentation as may be necessary or proper in connection therewith. Tenant shall also pay to Landlord as additional rent, together with each payment of rental, real property taxes and other charges payable by Tenant hereunder, which are subject to the State of Hawaii general excise tax on gross income, as the same may be amended, and all other similar taxes imposed upon Landlord with respect to rental or other payments made by Tenant under this Lease if such tax is in the nature of a gross receipts tax, sales tax, privilege tax or the like, excluding federal or state net income taxes, whether imposed by the United States, State of Hawaii or City and County of Honolulu, an amount (presently 4.167% of each such payment) which when added to such rental or other payment shall yield to Landlord after deduction of all such tax payable by Landlord with respect to all such payments a net amount which Landlord would have realized from such payment had no such tax been imposed.

     6.  Tenant's Pro Rata and Proportionate Shares.
         ------------------------------------------

         (a) As used in this Lease, Tenant's "Pro Rata Share" of Operating Expenses shall mean the percentage set forth in paragraph (B)(1) of
Section I of this Lease. Tenant's initial Pro Rata Share has been computed by Landlord based on the ratio which the Rentable Area of Tenant's Premises bears to the total Rentable Area of the Building. "Rentable Area" of a floor shall be computed by measuring to the inside finished surface of the dominant portion of the permanent outer Building walls where it intersects the finished floor, excluding any major vertical penetrations of the floor. No deductions shall be made for columns and projections necessary to the Building. The Rentable Area of the Premises shall be computed by multiplying the Usable Area of the Premises by the quotient of the division of the Rentable Area of the floor by the Usable Area of the floor. "Usable Area" of a premises shall mean that area of the premises computed by measuring to the finished surface of the office side of corridor and other permanent walls of the premises, to the center of partitions that separate the premises from adjoining Usable Areas not leased by Tenant, and to the inside finished surface of the dominant portion of the permanent outer Building walls. No deductions shall be made for columns and projections necessary to the Building. Parking areas shall be excluded. For purposes of this Lease, the Rentable Area and Usable Area shall be computed in accordance with the American National Standard Method for Measuring Floor Area in Office Buildings, ANSI Z65.1-1980. The Rentable Area and Usable Area are subject to adjustment from time to time to correct errors in measurement (which errors result. in Tenant's Pro Rata Share being more than five percent (5%) more or less than Tenant's Pro Rata Share after taking such errors into account) or if changes are made to the Building, and Tenant's Pro Rata Share shall be adjusted accordingly.

     (b) As used in this Lease, Tenant's "Proportionate Share" of janitorial services, refuse collection and electricity furnished to the Office Areas of the Building (collectively, the "Common Office Expenses") shall mean the percentage set forth in paragraph

(B)(2) of Section I of this Lease. Tenant's Proportionate Share has been computed by Landlord based on the ratio which the Rentable Area of Tenant's Premises bears to the total Rentable Area of all premises other than those being leased to tenants on the ground floor of the Building. For purposes of this Lease, the "Office Areas" of the Building shall mean and include all areas of the Building other than the premises being leased to tenants on the ground floor of the Building and other than the ground floor lobby area and ground floor restrooms.

     7.  Parking; Utilities.  Landlord shall make available to Tenant for
         ------------------
rental in the Building's parking facility the number of unreserved parking stalls set forth in paragraph (I) of Section I of this Lease. Tenant shall rent such stalls pursuant to the terms and conditions of a separate parking agreement to be entered into by Tenant and Landlord or by such parking lot operator as Landlord may designate in Landlord's sole discretion, and the fee charged for Tenant's use of such parking stalls shall be established by the parking lot operator on a uniform basis for all tenants of the Building from time to time in accordance with the prevailing market rate. Tenant agrees to comply with such rules and regulations as shall be adopted by Landlord or the parking lot operator from time to time. Tenant shall have the right to rent a lesser number of parking stalls than the number set forth in paragraph (I) of Section I by notifying Landlord or the parking lot operator in writing; however, if Tenant rents such lesser number and subsequently requires the stalls previously relinquished, Tenant agrees that Tenant's right to rent the relinquished stalls shall be subject to availability. The form of Parking Registration Card is attached hereto as Exhibit "E".

     Tenant will make all arrangements for and pay for all telephone service and other utilities specially required by Tenant on or with respect to the Premises which are not provided under Landlord's standard services and Tenant shall pay for such charges prior to such charges becoming delinquent.

     8.  Operating Expenses and Common Office Expenses.  Tenant will pay to
         ---------------------------------------------
Landlord in advance on the first (1st) day of each month throughout the Term, in accordance with monthly billings rendered to Tenant by Landlord, but subject to annual adjustment as hereinafter set forth, Tenants Pro Rata Share of the Operating Expenses and Tenant's Proportionate Share of Common Office Expenses for the Building and real property of which the Premises are a part.

     It is understood and agreed that the monthly billings referred to in this Lease shall be on an estimated basis. If the aggregate payments made by Tenant for Operating Expenses and Common Office Expenses for any Lease Year (hereinafter defined) exceed Tenant's Pro Rata Share of Operating Expenses and Tenant's Proportionate Share of Common Office Expenses for such Lease Year, such excess shall, be applied as a credit against future payments to be made by Tenant for Operating Expenses and Common Office Expenses. Landlord shall notify Tenant in writing within one hundred twenty (120) days after the end of such Lease Year of such credit and the amount so credited or refund such amount to Tenant. If the aggregate payments made by Tenant for the Operating Expenses and Common Office Expenses with respect to any such Lease Year are less than the sum of Tenant's Pro Rata Share of Operating Expenses and Tenant's Proportionate Share of Common Office Expenses Tenant shall pay the amount of such deficiency to Landlord within thirty (30) days after written demand by Landlord and upon receipt of reasonable detail of the amount of such deficiency indicating Tenant's proportional share thereof. In the event that this Lease is terminated prior to the end of a Lease Year, the adjustment above will be made to apply as of the date of termination of this Lease and any excess paid by Tenant shall be refunded by Landlord to Tenant within thirty (30) days after the determination thereof at the end of the Lease Year. Any deficiency owed by Tenant shall be paid as set forth in this Lease. For the purpose of determining increases in Operating Expenses and in Common Office Expenses payable by Tenant, the calculation shall be based on a full Lease Year and Tenant's Pro Rata Share of Operating Expenses or Proportionate Share of Common Office Expenses, as the case might be, computed as herein set forth shall be deemed to have accrued uniformly during such Lease Year. Extraordinary repairs shall be paid by Tenant who incurred or benefitted from such repairs.
If any part of the Building is not fully occupied and used during any Lease Year, then for the purpose of the calculations to be made under this paragraph 8, the Operating Expenses and Common Office Expenses, both estimated and actual for such Lease Year, as the case might be, shall be adjusted by adding amounts and items of Operating Expenses and Common Office Expenses which would normally have been incurred if the Building had been ninety-five percent (95%) occupied and used during such Lease Year, as the case might be, as estimated by Landlord. Tenant's Pro Rata Share of the Operating Expenses and Tenant's Proportionate Share of Common Office Expenses shall be based on an assumed ninety-five percent (95%) occupancy.

     For purposes of this paragraph 8, the term "Operating Expenses" means any and all expenses which shall be incurred or paid on account of the operation, cleaning, maintenance, repair, safety, management and security of the Building or the Property. Operating Expenses shall also include, without limiting the generality of the foregoing, the following, provided that they are reasonably incurred in connection with the operation, cleaning, maintenance, repair, safety, management and security of the Building or the Property (excluding, however, any expenses incurred in keeping the corporate books or records of the Landlord): real property taxes and any assessments or charges made under any betterment or improvement law or otherwise attributable to the Building, the costs of utilities, automated control systems, elevators, air conditioning, trash disposal, repair and maintenance, replacement, landscaping, janitorial services for the ground floor lobby area, line painting, fees for permits and licenses, maintenance and repair of lighting fixtures and equipment (including the replacement of bulbs and tubes), guard service, the cost of management contracts or the cost of equivalent management services, supplies, wages and salaries of employees used in maintenance and general operations (as distinguished from the cost of management contracts or equivalent management services aforesaid), and payroll taxes (and similar governmental charges) with respect thereto, the acquisition cost (rental fees and/or purchase price, or in lieu of a purchase price, the annual depreciation allocable thereto) of all supplies, tools, machines and equipment used in operation and maintenance, audit and bookkeeping expenses, legal fees and expenses, financing expenses relating to operation and management, insurance (including fire and extended coverage, vandalism and malicious mischief, difference in conditions coverage, public liability and property damage and worker's compensation insurance customarily carried by owners of first class office buildings), taxes described in paragraph 5 of this Section III to the extent that such taxes have not already been recovered in said paragraph 5 (but excluding taxes upon or measured by Landlord's net income), the costs and expenses of any contest by appropriate legal proceedings of the amount or validity of any such taxes, charges or other assessments, personal property taxes, if any, and the cost of alterations, additions and capital improvements required by any laws, codes, regulations or ordinances now or hereafter in effect or made by Landlord to reduce energy requirements or which would have the effect of reducing the expenses which would otherwise be included in Operating Expenses (amortized over their reasonable life with interest at the rate usually charged Landlord for borrowing on the amount of such cost, or, if Landlord is prohibited by law from charging interest at such rate, at the rate of one percent (1%) per month). The Operating Expenses shall not include capital expenditures (except the costs of certain capital improvements as above mentioned), depreciation on real property or financing expenses related to the construction of the Building.

     For purposes of this paragraph 8, "Lease Year" shall be a period of twelve
(12) consecutive calendar months, with the initial Lease Year commencing on the first (1st) day of such month as shall be established by Landlord, in Landlord's sole discretion, and each succeeding Lease Year commencing on the anniversary thereof.

     9.  Other Taxes and Fees.  In addition to the rental provided hereunder,
         --------------------
Tenant agrees to pay all license fees and all taxes and assessments and increases in taxes and assessments levied and assessed by any government body by virtue of (a) any special improvements or assessments (provided that said improvements or assessments may be payable in installments, Tenant shall be obligated only to pay its Pro Rata Share of such installments which would become due during the Term), (b) Tenant using and conducting its business or operation on the Premises, (c) the employment of agents, employees or other third parties by Tenant, or (d) the bringing onto, or keeping of personal property or chattels of whatsoever nature on the Premises by Tenant. The foregoing is intended to bind Tenant to pay, and to promptly discharge, all taxes, assessments and/or levies, together with related interest and penalties, whether assessed by federal or state authority or any political subdivision thereof, directly or indirectly related to its business, improvements, functioning, employment, assets, existence, sales, entertainment or the like. Tenant specifically agrees to reimburse Landlord for any increase in ad valorem taxes resulting from use of fixtures or improvements by Tenant which Landlord becomes obligated to pay.

     10.  Laws and Ordinances; Indemnity.  Tenant shall, during the whole of
          ------------------------------
said Term, keep the Premises in a strictly safe, clean and healthful condition and observe and perform all laws and ordinances applicable to the Building and improvements now or hereafter erected on the Premises, all laws, ordinances, rules and regulations applicable to the Premises. Without limiting the generality of the foregoing, Tenant shall also comply with all obligations imposed by applicable law and regulations on the generation and storage by Tenant on the Premises or disposal by Tenant of any substances or materials defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials" or "toxic substances" under, or for the purposes of, any federal, state or local laws or ordinances and regulations now or hereafter adopted, published and/or promulgated pursuant thereto. Landlord shall be responsible for and shall cause the Building to comply with all laws, statutes, ordinances, and rules including the provisions of the Americans with Disabilities Act, 42 U.S.C. Section 12101 et seq., as amended.

     11.  Interruption or Curtailment of Services.  The interruption or
          ---------------------------------------
curtailment of services or utilities to be furnished by Landlord hereunder, if the same results from causes beyond Landlord's reasonable control, shall not constitute constructive eviction and shall not entitle Tenant to the abatement of rent or to any other claims against Landlord; but in the case of such interruption or curtailment, Landlord shall take all reasonable steps to restore the interrupted or curtailed utilities or services.

     12.  Use.  Tenant will use the Premises only for the purposes set forth in
          ---
paragraph (G) of Section I of this Lease and for no other purposes, except as consented to in writing by Landlord, which consent shall not be unreasonably withheld.

     In addition, Tenant shall not use or occupy said Premises for the purpose of storing junk, scrap or other offensive materials; and will not make or suffer any strip or waste or unlawful, improper or offensive use of said Premises; nor shall Tenant use or permit said Premises or any part thereof to be used in any manner or for any purpose which will increase the then existing rate of insurance upon the Building of which the Premises are a part, or cause a cancellation of any insurance policy covering said Building, or any part thereof, nor shall Tenant sell, store or permit to be kept, used or sold in or about said Premises any article which may be prohibited by any policy or policies of fire insurance applicable to the Premises and to the activities therein permitted. Tenant shall use and occupy said Premises in a careful, safe and proper manner. Any increase in premiums or surcharges or damages resulting from any such prohibited use shall be paid by Tenant to Landlord; provided, however, that the foregoing shall not apply to increases in premiums or purchases which are attributable to inflation or other price increases unrelated to the activities of Tenant. Tenant shall, at Tenant's sole cost and expense, comply with all requirements of all county, municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the Premises, and shall faithfully observe in the use of the Premises all municipal ordinances and state and federal statutes now in force or which may hereafter be in force.

     13.  Inspection; Access.  Tenant will permit Landlord and its employees and
          ------------------
agents, at all reasonable times during said Term, to enter the Premises and examine the state of repair and condition thereof. Each party will repair and make good (within thirty (30) days of receipt of written notice by the other party) all defects which such party is obligated to do under the terms of this Lease and of which notice shall be given by the other party. Without in any manner obligating Landlord to do so, Tenant will also permit Landlord and Landlord's agents to have access to the Premises at all reasonable times for the purpose of making repairs, posting such notices as it may deem necessary for Landlord's protection or for the protection of the Premises, for the purpose of repossessing the Premises as herein provided and/or for the purpose of showing the Premises to prospective tenants, purchasers, mortgagees and/or others, and, provided that the exercise of such right of entry does not unreasonably interfere with the operation of Tenant's business on the Premises, Landlord shall not be liable for damages resulting to Tenant from such exercise of the right of entry, and the rent stipulated hereunder shall not abate during the period of such entry, nor shall Tenant be entitled to maintain a setoff or counterclaim for damages against Landlord by reason of loss or interruption of business of Tenant because of the prosecution of any such repairs. Landlord covenants and agrees that it will limit the interference with Tenant's business as much as practicable. Landlord agrees to give Tenant not less than forty-eight (48) hours' notice of the exercise of such right of entry, except in the case of an emergency. During the last ninety (90) days of the Term, Landlord shall have the right to place and maintain in or upon the Premises in one (1) or more conspicuous places "For Rent", "For Lease" and/or "For Sale" signs.

     Landlord, Tenant and all other tenants in the Building of which the Premises are a part, and their respective guests, invitees and employees, shall have ingress to and egress from all common public areas of said Building; provided, however, that Landlord shall have the right to regulate and control such guests, invitees and employees with respect to such access and the days and hours of access, and all common areas and facilities not within the Premises, which Tenant may be permitted to use and occupy, are to be used and occupied under a revocable license, and if the amount of such areas shall be diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such diminution of such areas be deemed constructive or actual eviction. Landlord shall not be liable to Tenant for any inconvenience, interferences, annoyance, loss or damage resulting from work done in or upon the Premises or any portion of the Premises or adjacent grounds unless the same causes unreasonable interference to the operation of Tenant's business in the Premises.

     Tenant agrees that if Landlord during the Term hereby demised shall be required by the City and County of Honolulu, the State of Hawaii, or by any other governmental authority to repair, alter, remove, reconstruct or improve any part of the Premises or of said Building then such repair, alteration, removal, reconstruction or improvement may be made by and at the expense of Landlord and shall not in any way affect the obligations or covenants of Tenant herein contained, and Tenant hereby waives all claims for damages or abatement of rent because of such work.

     14.  Tenant's Construction and Bond.  In the event that Tenant does any
          ------------------------------
construction at the Premises, then Tenant shall, at Tenant's cost, in accordance with plans and specifications therefor first approved in writing by Landlord, construct and install such additional improvements and fixtures (over and above Landlord's "turn-key" improvements) and provide such equipment and do all other things required to complete the Premises in a finished condition ready for the conduct of Tenant's business at the Premises. In performing such initial construction and installation and any further construction or installation, Tenant shall strictly comply with the requirements of Exhibit "B", and Tenant will, before commencing any such construction, obtain Landlord's approval of Tenant's contractor and show evidence satisfactory to Landlord that Tenant has sufficient current funds to pay for the entire cost of construction. Tenant's initial construction and any further construction or alterations shall strictly comply with all applicable laws, ordinances, codes and regulations and Tenant shall furnish to Landlord a true copy of Tenant's building permit for such construction or alterations prior to the commencement of such work. All fixtures installed by Tenant will be new or completely reconditioned. Tenant shall save, indemnify, defend and hold Landlord harmless from any claim for mechanic's or materialmen's liens attaching to the Premises or Landlord's or Tenant's estate or interest therein by reason of Tenant's construction (excluding Landlord's "turn-key" improvements).

     15.  Indemnity.  Tenant will indemnify, defend and hold harmless Landlord,
          ---------
its partners, employees, agents, successors and assigns from and against all claims and demands for loss or damage, including property damage, personal injury and wrongful death, arising out of or in connection with the use or occupancy of said Premises by Tenant or any other person claiming by, through or under Tenant, or any accident or fire on said Premises or any nuisance made or suffered thereon caused by Tenant's negligence, or any failure by Tenant to keep said Premises, or any failure by Tenant to comply and conform with all laws, statutes, ordinances and regulations of the United States, (including, without limitation, the Americans with Disabilities

Act) the State of Hawaii and the City and County of Honolulu now or hereafter in force, or arising from any default by Tenant in the performance of any of the covenants, conditions or provisions of this Lease, will resist and defend at Tenant's expense any such claim by counsel satisfactory to Landlord, and will reimburse Landlord for all of Landlord's costs and expenses, including reasonable attorneys' fees with respect to any attachment, judgment, suit, lien, charge or encumbrance whatsoever against said Premises made or suffered by Tenant.

     16.  Acceptance and Maintenance of Premises.
          --------------------------------------

          (a) Tenant, by Tenant's execution of this Lease, shall be conclusively deemed to have accepted the Premises in "As-Is" condition.

          (b) Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, excepting only ordinary wear and tear and unavoidable damage not required to be insured against, and excepting structural repairs which shall be the responsibility of Landlord. Tenant hereby waives all rights to make repairs at the expense of Landlord as provided by any law, statute or ordinance now or hereafter in effect. Damage to all glass of the Premises (other than glass which is part of the exterior of the Building) shall be at the risk of Tenant and any such glass broken during the Term shall be promptly replaced by Tenant at the expense of Tenant. Tenant will not damage or deface the walls, floors or ceilings, nor damage or obstruct hallways or other common areas, nor commit any act which may damage the structural parts of the Building. Tenant shall not add, disturb or in any way change any plumbing or wiring without first obtaining the written consent of Landlord. All damage or injury done to the Premises by Tenant, or by any persons who may be in or upon the Premises with the consent of Tenant, shall be paid for by Tenant, and Tenant shall also pay for all damages to the Building caused by Tenant's misuse of the Premises or the appurtenances thereto. All repairs to the Premises necessary to maintain the Premises in a tenantable and good condition shall be done by or under the direction of Landlord and at Tenant's expense, except as is otherwise specifically provided herein. Tenant shall pay for the replacement of doors of the Premises which are cracked or broken. Landlord may make any alterations or improvements which Landlord may deem necessary for the preservation, safety or improvement of the Premises or the Building. Except as is set forth in Exhibit "A-1" or as is set forth herein, it is specifically understood and agreed that Landlord has made no promises to alter, remodel, improve, repair, decorate or paint the Premises, or any part thereof, and that no representations respecting the condition of the Premises or the Building of which the Premises are a part have been made by Landlord to Tenant.

     Notwithstanding anything herein to the contrary, any diminution or shutting off of light or air by any structure which may be erected adjacent to the Building of which the Premises are a part, whether by Landlord or others, and any dust, noise, vibration or other similar disturbance caused by the construction of other tenant improvements during the initial lease-up period of the Building and during any change in tenancy of any premises within the Building, shall not affect this Lease or impose any liability on Landlord or be construed as a constructive eviction or grounds for the reduction of rent.

     17.  Liability Insurance.  Tenant will procure at its own expense and keep
          -------------------
in force during the entire Term: a policy of comprehensive general liability insurance with minimum limits of not less than TWO MILLION AND NO/100 DOLLARS ($2,000,000.00) arising out of each occurrence. Said policy or policies shall be with an insurance company or companies authorized to do business in the State of Hawaii, shall name Landlord, Landlord's mortgagee or Tenant's mortgagee and (provided that Landlord notifies Tenant of the identity of the same) the manager of the Building as additional assureds, and shall cover the entire Premises and a current certificate of said policy or policies shall be deposited with Landlord. Said insurance shall contain a provision that it will not be cancelled or substantially modified without giving Landlord thirty (30) days' written notice prior to the effective date of the proposed cancellation or modification.

     18.  Insurance on Fixtures and Equipment.   Tenant shall procure at its own
          -----------------------------------
expense and, during the entire Term, keep in full force and effect insurance on Tenant's fixtures and equipment in the Premises, in the full insurable value thereof, against fire and extended coverage risks including protection against vandalism, malicious mischief and ceiling sprinkler leakage protection, in the joint names of Landlord, Tenant, any mortgagee of Landlord's and/or Tenant's interest hereunder and such other parties as Landlord may specify as their interests may appear. Tenant shall deposit a current certificate of said insurance with Landlord, and said insurance shall contain a provision that it will not be cancelled or substantially modified without giving Landlord thirty
(30) days' written notice prior to the effective date of the proposed cancellation or modification.

     Each party shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any such policy. Neither party shall be liable to the other for any damage caused by fire or any of the risks insured against under any insurance policy required by this Lease.

     19.  Waste and Nuisance.  Tenant will keep the Premises in a strictly
          ------------------
clean, safe, neat and sanitary condition and will not commit or suffer to be committed any waste upon or of the Premises, or any nuisance or other act or omission which disturbs the quiet enjoyment of any other tenant in the Building of which the Premises are a part, and Tenant will not use any apparatus, machinery or device which causes substantial vibration or which overloads the floor of the Premises. Tenant will immediately abate any nuisance or said other act or omission upon demand of Landlord.

     20.  Risk of Loss.  The storage and/or presence of all goods, wares,
          ------------
merchandise or other property of Tenant or anyone claiming by, through or under Tenant on the Premises shall be at Tenant's or such other owner's sole risk, and Landlord shall not be responsible for any loss or damage from fire, smoke or water damage, from bursting, overflowing or leaking of water, gas, sewer or steam pipes, from radio interference, electrical surges, outages or spikes, from the kind or character of electricity or utilities furnished to the Premises, from any interruption or curtailment of utilities or services, or from any fixtures, appliances or devices to the same, or from electric wires, fixtures, appliances or devices or from odors or from any cause whatsoever, except where such loss or damage is caused by the negligent or willful actions of Landlord.

     21.  Signs.  Tenant shall not erect, install, paint or inscribe on any
          -----
exterior door, wall or window, or on any marquee or roof, or affix to the exterior surface of the Building or the Premises, any signs, lettering or placards or advertising media without the prior written consent of Landlord. In the event that the written consent of Landlord is secured, Tenant shall pay all permit and license fees which may be required to be paid for the erection and maintenance of any and all such signs, provided that such signs shall be legally permitted to be installed. Tenant shall indemnify and save Landlord harmless from and against any and all losses, damages, claims, suits or actions for any damage or injury to persons or property caused by the erection and maintenance of such signs or parts thereof, and insurance coverage for any such sign shall be included in the public liability policy which Tenant is required to keep in force pursuant to paragraph 17 of this Section III.

     22.  Attorneys' Expenses.  Landlord and Tenant agree that in the event of
          -------------------
litigation, the prevailing party will pay to the other party on demand all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party in enforcing any of the covenants herein contained, in remedying any breach thereof by Tenant, in recovering possession of the Premises, in collecting any delinquent rent, taxes or other charges hereunder payable by Tenant, or in connection with any litigation. In case Landlord, without any fault of Landlord, is made a party to any litigation commenced by or against Tenant, then Tenant shall pay all costs and expenses, including reasonable attorneys' fees, incurred or imposed on Landlord by or in connection with such litigation.

     23.  Assigning and Subletting.
          ------------------------

          (a) Tenant shall not, without obtaining the prior written consent of Landlord, assign, mortgage, pledge or otherwise encumber this Lease or any interest herein, or sublet the Premises or any part thereof. The term "sublet" shall include, without limitation, any use of the Premises by any party other than Tenant and the term "assign" shall include, without limitation, any sale of all or part of the Premises, by agreement of sale or otherwise. Any of the foregoing acts without obtaining such consent, shall be void and constitute a default under this Lease. Any change in ownership of the majority of shares of the stock of Tenant (if Tenant if a corporation), as such majority ownership existed as of the date of this Lease, or any change in the identity of a majority of the general partners of Tenant (if Tenant is a partnership), as the identity of such majority existed as of the date of this Lease, shall be deemed to be an assignment or transfer of this Lease within the meaning of this paragraph. The preceding sentence shall not apply, however, if at the time of the execution of the Lease, the outstanding voting shares of capital stock of Tenant are listed on a recognized security exchange as over-the-counter market. No assignment, mortgage, pledge, encumbrance or subletting shall be permitted to be made by Tenant if there is any default by Tenant under this Lease.

          (b) Tenant shall, in connection with any assignment of all or part of Tenant's interest in the Lease or sublease of all or part of the Premises, pay to Landlord the following:

               (1) Fifty percent (50%) of the amount by which any premiums, sums or other consideration payable to Tenant as a result of any assignment of this Lease exceeds the sum of any the reasonable brokerage commissions, reasonable escrow fees, recording fees, conveyance taxes, and other costs reasonably incurred in connection with any such assignment.

               (2) Fifty percent (50%) of the amount by which the sum of any premiums and any rent or other amounts payable to Tenant as a result of any sublease exceeds the sum of rent and other sums payable by Tenant hereunder with respect to the space to be subleased and any reasonable brokerage commissions, reasonable escrow fees, recording fees, conveyance taxes, and other costs reasonably incurred in connection with any such sublease.

          (c) Tenant shall obtain the prior written consent of Landlord to any assignment, mortgage, pledge or encumbrance of this Lease or any interest herein, or to any sublease of all or part of the Premises. The agreement by Tenant to pay the amounts required under subparagraph (b) above shall be a condition precedent to obtaining Landlord's consent; however, payment of such amounts shall not entitle Tenant to demand such consent, the granting or withholding of which shall be governed by the provisions of paragraph 42 of this
Section III.

     It is understood and agreed that, notwithstanding anything contained herein, Tenant will have the absolute right to assign the Lease or sublet its interest in all or a portion of the Premises to any wholly-owned subsidiary, parent corporation or corporation, the shares of which are owned by a parent company of Tenant without Landlord's consent; provided, however, that any such assignment or subletting shall not relieve Tenant from any obligation or liability to Landlord under the Lease.

     24.  Continuing Liability.  No permitted assignment, mortgage, pledge,
          --------------------
encumbrance or sublease of Tenant's interest in the Premises shall in any way release Tenant from any liability or responsibility assumed by Tenant under this Lease; provided, however, that this Lease shall not constitute an assumption of any of Landlord's obligations under any assignment, mortgage, pledge, encumbrance or sublease of Tenant's interest in the Premises.

     25.  Subordination of Lease; Estoppel Certificates.  In the event any
          ---------------------------------------------
mortgagee shall elect to have this Lease prior to or subordinate to its mortgage, then and in such event, upon such mortgagee notifying Tenant to that effect, this Lease shall have priority over or be subordinate to the lien of such mortgage. Tenant, upon request of any party in interest, shall execute such instrument or instruments as shall be requested to carry out the requirements of this paragraph within thirty (30) days after receipt by Tenant of written request therefor; provided, however, that Tenant shall not be required to effectuate such subordination, nor shall Landlord be authorized to effect such subordination on behalf of Tenant, unless the mortgagee named in such mortgage shall first agree in writing, for the benefit of Tenant, that so long as Tenant is not in default under any of the provisions, covenants or conditions of this Lease on the part of Tenant to be kept and performed, that neither this Lease nor any of the rights of Tenant hereunder shall be terminated or modified or be subject to termination or modification, nor shall Tenant's possession of the Premises be disturbed or interfered with, by an action or proceeding to foreclose said mortgage. In the event that Tenant fails to respond to such written request within thirty (30) days, Landlord shall have the right to execute such instruments on behalf of Tenant. Tenant hereby constitutes Landlord as Tenant's true and lawful attorney-in-fact, coupled with an interest, for purposes of the execution of the foregoing instruments.

     Within fifteen (15) days of presentation, Tenant shall execute, acknowledge and deliver to Landlord (a) any subordination or non-disturbance agreement or other instrument that Landlord may require to carry out the provisions of this paragraph, (b) any agreement for attornment to a purchaser upon foreclosure, and
(c) any estoppel certificate requested by Landlord from time to time in the standard form of any mortgagee or purchaser certifying in writing, if such is the case, that Tenant is in occupancy, that this Lease is unmodified and in full force and effect or that if there have been modifications that the same is in full force and effect as modified and stating the modifications, and the dates to which the rent and other charges shall have been paid, that there shall be no rental offsets or claims and certifying such matters as such mortgagee or purchaser may reasonably require.

     26.  Plumbing Facilities.  Tenant will not damage or overload the plumbing
          -------------------
facilities in the Premises.

     27.  Eminent Domain.  If the whole or any substantial part of the Premises
          --------------
shall be required, taken or condemned for any public use by any authority having the power of eminent domain, this Lease shall at once terminate and Landlord shall be entitled to receive and retain all compensation for the taking thereof. Tenant shall, however, have the right to claim and recover from the condemning authority only, and not from Landlord, such compensation as may be separately awarded or recovered by Tenant in its own right for or on account of any and all damage to Tenant's business or to its improvements or fixtures, stock in trade or equipment, or expense caused to Tenant by the necessity of removing the foregoing items from the Premises, but in no event shall Tenant's compensation reduce the amount of compensation payable to Landlord.

     28.  Nonliability of Landlord.  Landlord shall not be liable for any damage
          ------------------------
either to person or property sustained by Tenant or by other persons due to the Building, or any part thereof, or any appurtenances thereof, becoming out of repair, or due to any act or neglect of any tenant or occupant of said Building, or of any other person, except where the same is caused by the willful or negligent actions of Landlord. This provision shall apply especially (but not exclusively) to damage caused by water, steam, sewage, illuminating gas, sewer gas, utilities shortages or stoppages, odors or termites or the negligent accumulation of combustible materials, accessories and supplies, and shall apply equally whether such damage is caused by the act or neglect of other tenants, occupants or janitors of said Building, or of any other persons, and whether such damage is caused or occasioned by anything or circumstances above-mentioned or referred to, or by any other thing or circumstance, whether of a like or of a wholly different nature, except where the same is caused by the willful or negligent actions of Landlord. If any such damage shall be caused by any act or neglect of Tenant, Landlord may, at its option, repair such damage, whether caused to the Building, or to tenants thereof, and Tenant shall thereupon reimburse Landlord for the total cost of such damage both to the Building and/or to the tenants thereof. Tenant further agrees that all personal property upon the Premises shall be at the sole risk of Tenant and that Landlord shall not be liable for any loss, injury or damage thereto or theft thereof.

     29.  Disposition of Fixtures on Surrender.  On the last day of the Term
          ------------------------------------
hereby demised or on sooner termination thereof as provided in this Lease, Tenant will peaceably and quietly leave and surrender and deliver up to Landlord possession of the Premises together with all other improvements upon or belonging to the same, by whomsoever made, in good repair, order and condition except as otherwise expressly provided herein and Tenant shall surrender all keys for the Premises to Landlord at the place then fixed for the payment of rent, and shall inform Landlord of all combinations on locks, safes and vaults, if any, in the Premises; provided, however, that if there is no default on the part of Tenant at the termination of this Lease, Tenant may remove all trade fixtures and equipment installed by Tenant on the express condition that Tenant replaces and repairs all damage to said Premises caused by or resulting from the removal of said trade fixtures and equipment.

     If Tenant shall fail to remove all effects from said Premises upon termination of this Lease for any cause whatsoever, Landlord may, at its option, remove the same in any manner that Landlord shall choose, and store said effects without liability to Tenant for loss thereof, and Tenant agrees to pay Landlord on demand any and all expenses incurred in such removal, including court costs and attorney's fees and storage charges on such effects for any length of time the same shall be in Landlord's possession, or Landlord may, at its option, without notice, sell said effects, or any of the same, at private sale and without legal process, for such price as Landlord may obtain and apply the proceeds of such sale to payment of any amounts due under this Lease from Tenant to Landlord and for the expense incident to the removal and sale of said effects.

     30.  Holding Over.  Except as is otherwise provided in paragraph (J)(5) of
          ------------
Section I. of this Lease, if Tenant holds over without the consent of Landlord, Landlord shall have the option to require Tenant to pay, for each day possession is withheld, an amount equal to double the amount of the daily rent computed on the thirty-day-month basis. Any holding over after the expiration of said Term, with the consent of Landlord, shall be construed to be a tenancy from month to month at the then current fair market rental for the Premises and shall otherwise be on the terms and conditions herein specified, so far as applicable.

     31.  Destruction of Premises.  In the event of a partial or total
          -----------------------
destruction of the Premises from any cause whatsoever, Landlord shall promptly cause the same to be rebuilt or repaired unless, in Landlord's sole discretion, Landlord determines that it would be uneconomical or impossible to rebuild or repair the same, in which event this Lease shall terminate as of the date of such destruction upon written notice given by Landlord to Tenant of its intention not to rebuild or repair, such notice to be given within sixty (60) days from the date of such destruction. In the event of such termination, Tenant shall forthwith surrender the Premises and shall be relieved of all liability accruing after the date of termination, and Landlord shall have no further liability or obligation hereunder. If such destruction occurs and this Lease is not so terminated by Landlord, this Lease shall remain in full force and effect and Landlord and Tenant waive the provisions of any law to the contrary. Landlord's obligations under this paragraph 31 shall in no event exceed the condition of the Building on the date hereof. Tenant agrees that during any period of reconstruction or repair of the Premises and/or said Building, Tenant shall continue the operation of Tenant's business in the Premises to the extent reasonably practicable from the standpoint of good business.

     32.  Abatement of Rent.  The monthly rent payable hereunder shall be abated
          -----------------
proportionately during any period in which, by reason of any damage or destruction of the Premises, there is substantial interference with the operation of the business of Tenant in the Premises, having regard to the extent to which Tenant may be required to discontinue its business in the Premises; provided, however, that the foregoing abatement shall not apply to any interference caused by dust, noise, vibration or other similar disturbance caused by the construction of other tenant improvements during the initial lease-up period of the Building and during any change in tenancy of any premises within the Building, nor to any stoppage or shortage of utilities or services. Such abatement shall continue for the period commencing with such destruction or damage and ending with the completion by Landlord of such work or repair and/or reconstruction as Landlord is obligated to do.

     33.  Nonwaiver.  The acceptance of rent by Landlord shall not be deemed a
          ---------
waiver by Landlord of any breach by Tenant of any term, covenant or condition herein contained, nor of Landlord's right to declare and enforce a forfeiture for any such breach, and failure of Landlord to insist upon strict performance of any term, covenant or condition herein shall not be construed as a waiver of any subsequent breach of the same nor of any other term, covenant or condition.

     The waiver by Landlord of any default or breach of any of the provisions, covenants or conditions hereof on the part of Tenant to be kept and performed shall not be a waiver of any preceding or subsequent breach of the same or any other provision, covenant or condition contained herein.

     34.  Default and Rights of Landlord on Default.  This Lease is made upon
          -----------------------------------------
the condition that, (a) if Tenant shall fail to pay said rent or any part thereof or any other charges hereunder when due, whether the same shall or shall not have been legally demanded, or (b) if Tenant shall fail to observe or perform any of the other covenants herein contained and on Tenant's part to be observed and performed, and such default shall continue for twenty (20) days after written notice thereof has been given to Tenant, or (c) if Tenant shall become bankrupt or make an assignment for the benefit of creditors or abandon the Premises, or (d) if any mechanics' or materialmen's lien shall attach to the Premises or Landlord's or Tenant's estate or interest therein and such lien is not stayed or removed within fifteen (15) days after the same has attached, or
(e) if this Lease or any estate or interest of Tenant hereunder shall be sold under any attachment or execution, Landlord may in any such event at once re-enter the Premises or any part thereof in the name of the whole and, upon or without such entry, at its option either continue this Lease in force or terminate this Lease. Landlord may expel and remove from the Premises Tenant and any persons claiming by, through or under Tenant and their effects without being deemed guilty of any trespass or becoming liable for any loss or damage occasioned thereby, all without service of notice or legal process and without prejudice to any other remedy or right of action, including summary possession, which Landlord may have for arrears of rent or for the same or any preceding or other breach of contract. No act by Landlord shall terminate this Lease other than a written notice that Landlord has elected to terminate this Lease. During the period Tenant is in default, Landlord may enter the Premises and relet them or any part of them to third parties for Tenant's account. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, attorneys' fees and like costs, and Tenant shall remain liable for any deficiency between the rents received by reason of such reletting and the rents due hereunder, which deficiency Tenant shall pay monthly as the same may accrue. If Landlord elects to cancel the Lease, Landlord shall have the right to recover from Tenant unpaid rent when due plus all damages resulting from Tenant's default, which damages shall include costs and attomeys' fees plus the amount by which the present worth of the rental for the balance of the Term exceeds the reasonable rental value of the Premises for the remainder of the Term, which sum shall be immediately payable to Landlord by Tenant. Following any default, if Landlord shall bring an action for summary possession, then Tenant hereby agrees to submit irrevocably to the jurisdiction of the District Court of the First Circuit of the State of Hawaii and said District Court shall have the exclusive jurisdiction to decide Landlord's action for summary possession. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

     Any property removed by Landlord may be stored in any public warehouse or elsewhere at the cost and for the account of Tenant, and Landlord shall not be responsible for the care or safekeeping thereof, and Tenant hereby waives any and all claims for loss, destruction, damage or injury which may be occasioned by any of the aforesaid acts.

     Upon the occurrence of a default under this Lease, if the Premises or any part thereof are then sublet under a sublease to which Landlord has consented, Landlord, in addition to any other remedies provided in this Lease or provided by law, may at its option collect directly from such sublessee all rents becoming due to Tenant under such sublease and apply such rent against any sums due to Landlord from Tenant under this Lease, and no such collection shall be construed to constitute a novation or release of Tenant from the further performance of Tenant's obligations under this Lease.

     35.  Interest on Past Due Amounts. Any amounts owing by Tenant to Landlord
          ----------------------------
under the terms of this Lease shall carry interest from the date the same become due until paid at the rate of one percent (1%) per month and said interest shall be considered as a part of the rental payable hereunder; provided, however, that nothing contained herein shall be construed as authorizing Tenant to make payments of all sums required hereunder in other than a timely fashion.

     36.  Late Charge.  If any installment of rent due from Tenant is not
          -----------
received by Landlord when due, Tenant shall pay to Landlord an additional sum of five percent (5%) of the overdue rent as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, or prevent Landlord from exercising any of the rights and remedies available to Landlord.

     37.  Notice.  In every case where under the provisions of this Lease it
          ------
shall be necessary or desirable for Landlord to give to or serve upon Tenant any notice or demand, it shall be sufficient either (i) to deliver or cause to be delivered to Tenant a written or printed copy of such notice or demand; or (ii) to send a written or printed copy of said notice or demand by mail, postage prepaid addressed to Tenant at the Premises; or (iii) to leave a written or printed copy of said notice or demand at the Premises, or to post the same upon the door leading into said Premises. All notices to be given to Landlord under this Lease shall be in writing and delivered in person or sent by registered or certified mail to Landlord at its offices at the address specified on the first page hereof, or to such other address as Landlord may designate in writing.

     38.  Waiver of Jury Trial.  The parties hereto shall and they hereby do
          --------------------
waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, and/or any claim of injury or damage.

     39.  Definitions.  As used herein the terms "Landlord" and "Tenant" shall
          -----------
include the respective parties and their heirs, legal and personal representatives, successors and assigns; the liability of Tenant, if more than one (1), shall be joint and several; pronouns wherever used herein should be construed to include the plural or singular or both; the use of any gender shall include all genders as the context may reasonably require; and each of the terms "or" and "and" has the meaning of the other or both where the subject matter, sense and connection require such construction.

     40.  Applicable Law.  This Lease shall be governed and construed in
          --------------
accordance with the laws of the State of Hawaii.

     41.  Binding Effect.  This Lease shall be binding upon and inure to the
          --------------
benefit of the parties hereto and their respective successors and permitted assigns.

     42.  Landlord's Consent.  Whenever consent or approval of Landlord is
          ------------------
required by the terms of this Lease, requests for consent or approval must be made in writing. Tenant will reimburse Landlord for reasonable architects', engineers' and attorneys' fees and other expenses actually incurred by Landlord in connection with the giving of each and every consent or approval required under this Lease; provided, however, that Landlord may without further reason withhold approval of any alterations, additions and improvements if the plans and specifications therefor are not acceptable to the architect or engineer (if any) retained by Landlord to review the same; and provided, further, Landlord may, as a condition of giving any consent to an assignment of this Lease or any interest herein or to a sublease of all or part of the Premises, require, in addition to the payment required under subparagraph 23(b) of this Section III, personal and complete financial information, personal guaranties, or other information relevant to the transaction for which consent is being sought. The remedy for any claim based upon unreasonable or unlawful withholding of consent or approval shall be limited to appropriate injunctive or declaratory relief. Neither party shall be liable for damages resulting from unreasonable or unlawful withholding of consent or approval but the prevailing party in any lawsuit seeking such declaratory or injunctive relief shall be entitled to an award of reasonable attorneys' fees and court costs.

     43.  Excuse of Landlord's Performance.  Anything in this Lease to the
          --------------------------------
contrary notwithstanding, providing such cause is not due to the willful act or gross neglect of Landlord, Landlord shall not be deemed in default with respect to the performance of any of the terms, covenants and conditions of this Lease if the same shall be due to any strike, lockout, civil commotion, war-like operation, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, inability to obtain any material, service or financing, through act of God or other cause beyond the control of Landlord.

     44.  Recordation.  Tenant agrees that neither this Lease nor any memorandum
          -----------
hereof shall be recorded.

     45.  Time of Essence.  Time and performance hereof are of the essence of
          ---------------
this Lease.

     46.  Renewal.  Landlord shall have no obligation to extend or renew this
          -------
Lease upon termination or to enter into another lease of the Premises with Tenant upon termination of this Lease. Upon termination of this Lease, Landlord may lease the Premises to whoever Landlord chooses for the operation therein of a business that is the same as or different from that operated by Tenant in the Premises.

     47.  Entire Agreement.  The provisions of this Lease constitute, and are
          ----------------
intended to constitute, the entire agreement between Landlord and Tenant. No terms, conditions, warranties, promises or undertakings of any nature whatsoever, express or implied, exist between Landlord and Tenant except as herein expressly set forth.

     48.  Sale By Landlord.  In the event of a sale or conveyance by Landlord
          ----------------
of the Building and the land of which the Premises are a part, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the successor in interest of Landlord in and to this Lease, and the successor in interest of Landlord shall have the right, in its sole discretion, to change the name of the Building at any time. Except as is otherwise provided in this paragraph 48, this Lease shall not be affected by any such sale, and Tenant agrees to attorn to the purchaser or assignee.

     49.  Joint and Several Obligations.  In any case where this Lease is signed
          -----------------------------
by more than one (1) person, the obligations hereunder shall be joint and several.

     50.  Accord and Satisfaction.  No payments by Tenant or receipt by Landlord
          -----------------------
of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided for in this Lease.

     51.  Rules and Regulations.  Tenant shall comply with the rules and
          ---------------------
regulations attached hereto as Exhibit "C" and made a part hereof for all purposes and with such other and further reasonable rules and regulations as Landlord may prescribe which, in Landlord's sole judgment, are required for the reputation, safety, care or cleanliness of the Building or the Premises, or the operations and maintenance thereof and the equipment therein, or for the comfort of Tenant and other tenants of the Building. On delivery of a copy of such amendments and additional rules and regulations to Tenant, Tenant shall thereafter comply with said rules and regulations, and a violation of any of said rules and regulations shall constitute a default by Tenant under this Lease. All such rules and regulations are of the essence hereof without which this Lease would not have been entered into by Landlord.

     52.  Location of Common Areas; Changes to Common Areas; Additional
          -------------------------------------------------------------
Facilities.  Landlord shall have the right to make changes in the common areas
----------
and any part thereof including, without limitation, changes in the location and relocation of driveways, entrances, exits, vehicular parking spaces, the direction of flow of traffic, the setting apart of prohibited areas, the exclusion of employee parking therefrom as Landlord may deem necessary and advisable for the proper and efficient operation and maintenance of the common areas, and in particular, the vehicular parking areas for the convenience of the suppliers, business invitees and customers of all tenants of the Building and removing areas from the common areas and improving the same for particular tenants. Notwithstanding the above, the foregoing is not intended to entitle Landlord to effect changes in the location of common areas which materially and adversely affect access to or visibility of the Premises, except temporarily during periods of construction. Landlord at all times during the Term shall have sole and exclusive jurisdiction and control of the common areas and each and every part thereof and may, at its option, at any time and from time to time exclude and restrain any person or persons from the use or occupancy thereof, excepting Tenant, its subtenants, licensees, concessionaires, suppliers, business invitees and customers. Nothing herein contained shall affect the right of Landlord at any time or from time to time to remove any unauthorized person or persons from said common areas or to restrain the use of any of said common areas by any unauthorized person or persons.

     Without limiting the generality of the foregoing, Landlord shall have the right to add additional parking, office and retail areas (the "Facilities") to the Building by constructing such Facilities on adjacent property owned by Landlord. Tenant agrees to accept the inconvenience of noise, dust and other disturbances from the construction of such Facilities; provided, however, that Landlord shall use reasonable efforts to minimize such inconvenience.

     53.  No Party Deemed Drafter.  The parties agree that neither party shall
          -----------------------
be deemed to be the drafter of this Lease and in the event this Lease is ever construed by a court of law, such court shall not construe this Lease or any provision hereof against either party as the drafter of this Lease.

                           END OF GENERAL CONDITIONS

                                  EXHIBIT "A"

[Diagram Description: The office plan of Suite 920 of the 9th floor of The Commerce Tower at 1440 Kapiolani Boulevard, Honolulu, Hawaii.]

                                 EXHIBIT "A-1"

[Diagram Description:  Specifications to 2-Station Door-Answering Intercom.]

                                  EXHIBIT "B"

                       TENANT'S CONSTRUCTION OBLIGATIONS

     Construction and Improvements by Tenant.  This is a turn-key lease.
     ---------------------------------------
However, in the event that Tenant should do any construction hereunder:

     A.  General Obligations of Tenant:  Tenant shall construct Tenant's
         -----------------------------
improvements in the Premises in compliance with paragraph 14 of Section III of the Lease and Section B of this Exhibit. Tenant shall also submit to Landlord a true copy of the construction contract(s) with Tenant's contractor(s) prior to the start of construction.

     B.  General Provisions:  Tenant shall secure Landlord's written approval of
         ------------------
all designs, plans, materials, methods of installation, specifications and contracts ("Plans") for any additional work to be performed by Tenant. Landlord shall approve or disapprove the Plans within five (5) days following its receipt thereof. Landlord shall not unreasonably withhold, delay or condition its approval of the Plans. Tenant's finish work and any additional work shall be subject to Landlord's approval and acceptance, and shall be approved and accepted if built substantially in accordance with plans or specifications therefor previously approved by Landlord.

                                  EXHIBIT "C"

                             RULES AND REGULATIONS

     RULES AND REGULATIONS: These rules and regulations have been adopted for
     ---------------------
the purpose of insuring order and safety on the Property and to maintain the rights of Tenant and Landlord. Landlord reserves the right to modify, supplement or rescind any of these rules for the safety, care and cleanliness of the Property and for the preservation of good order therein. Landlord may waive any one (1) or more of these rules and regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such rules and regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such rules and regulations against any or all of the tenants of the Property. Each tenant shall be liable for injury or damage caused by the infraction of any of these rules by it, its employees, agents or invitees, and Landlord may repair such damage, charging the cost of the same to such tenant, which amount shall be added to rent due for the ensuing month. These rules and regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, these terms, covenants, agreements and conditions of any lease of premises on the Property. In the event of any conflict between any term or provision of the Lease, the rules and regulations set forth below shall control.

     Access:  Office areas will be open to the public from 7:00 a.m. to 6:00
     ------
p.m. weekdays and 8:00 a.m. to 1:00 p.m. Saturdays. On Sundays, holidays and after regular open hours, access to the office areas without proper and acceptable identification may be refused.

     Closing Premises:  Each tenant shall see that his demised Premises are
     ----------------
securely locked and will exercise caution to insure that all water faucets and powered equipment are shut off before tenant or tenant's employees leave the Property, so as to prevent waste or damage.

     Common Rooms:  Rooms used in common by Tenant and Landlord, if any, shall
     ------------
be subject to regulations adopted by Landlord.

     Dedication - Prevention Of:  Landlord reserves the right to close off any
     --------------------------
and all of the plazas, promenades and sidewalks of the Property for twenty-four
(24) hours once every five (5) years to prevent dedication.

     Deliveries and Service Area:  Only hand trucks equipped with rubber tires
     ---------------------------
and sideguards will be permitted on the Property. All deliveries shall only be brought through the service entrance of the Property. All deliveries requiring exclusive use of an elevator shall be scheduled through the Management Office and in any event such use will not be permitted without the use of elevator protective padding and such use will not be permitted between the hours of 7:30 a.m.-8:30 a.m., 11:30 a.m.-1:30 p.m. and 3:30-5:00 p.m.

     Heavy Items:  All carrying in or out of freight, packages or bulky matter
     -----------
of any description must take place only during hours selected by Landlord and then only with prior notice to and approval by Landlord. No object beyond the rated capacity of elevators shall be brought on the Property. Landlord shall have the right to prescribe the location of heavy objects and if considered necessary, the means to distribute the weight thereof (to no more than fifty
(50) pounds per square foot unless written approval is granted by the Landlord). All costs incurred will be charged to Tenant. Any damage to the Property caused by any such tenant or its contractor, delivery or moving service, will be repaired at such tenant's expense. Any delivery made by UPS, Federal Express or any other similar overnight delivery service shall not be deemed to be delivery of a heavy item.

     Directories:  The tenant directories are provided for displaying the name
     -----------
and location of each tenant. A charge will be made for the initial listing and for each name added to or other change to Tenant's name; provided, however, that such charge for the initial listing and for any change to Tenant's name shall not exceed $100 or $100 in any one occurrence. The initial listing and all such additions or changes will require Landlord's approval. Tenant shall provide Landlord with a written request for any additions or changes to the directory.

     Electrical Air-Conditioning Systems:  No tenant shall alter the standard
     -----------------------------------
building lighting or air-conditioning system or install any special wiring or abnormal power consuming equipment without written approval of Landlord. If air-conditioning and/or power is used out of normal operating hours or there is abnormal consumption thereof, the tenant involved shall pay on demand a reasonable charge. The air-conditioning system will operate without additional charge to Tenant during regular open hours.

     After Hours Services:  Air conditioning service is available for Tenant
     --------------------
after normal open hours. Landlord shall make an extraordinary charge for the after-hours services which shall be based on the rate schedule or energy agreement in effect for such services or on the actual premium cost of providing such services, including the cost of labor and fringe benefits for required operating personnel, electricity at the per kilowatt hour rate applicable to the Property, water and sewerage at the posted rate, supplies and materials, if any, and any other direct premium costs associated with providing such services in situations where no rate schedule has been set or energy agreement has been entered into.

     Janitorial Service:  No one other than those approved in writing by
     ------------------
Landlord shall be permitted to perform any janitorial service on the Property. Janitorial service, if supplied by Landlord, shall not include shampooing or spotcleaning of carpets, cleaning of mini blinds, nor movement of furniture. Except in the event of Landlord's gross negligence, Landlord shall not be responsible for any loss of or damage to any tenant's property by the janitor, its employees or any other person performing janitorial services.

     Keys and Locks:  No locks other than those provided by Landlord shall be
     --------------
placed on any doors without the written consent of the Landlord. Two (2) keys per lock will be furnished to Tenant by Landlord. Lock cylinders and keys shall be changed by Landlord at Tenant's expense upon receipt of written request from Tenant. All keys will be surrendered upon termination of Lease. Janitors and contract cleaners will be provided with a passkey to Tenant's premises unless Tenant declines in writing and thereby understands that Landlord will not be responsible for providing janitorial services and emergency access to that demised area. All requests for duplication of keys will be submitted to the building manager.

     Obstruction of Common Area:  All common areas will be used only for ingress
     --------------------------
and egress to the demised premises. Landlord retains the right to control and prevent access onto the property by any and all persons other than those persons having a legal right to ingress and egress from the demised premises. Only persons authorized by Landlord will be permitted in areas housing mechanical, electrical or equipment of any kind, or the roof.

     Animals:  No animals or pets are allowed on the Property or in the demised
     -------
premises at any time, except for Seeing Eye dogs.

     Bicycles, Mopeds and Motorcycles:  Bicycles, mopeds and motorcycles are to
     --------------------------------
be parked only in those areas so designated within the parking garage structure.

     Removal of Property:  Each tenant shall deliver a list of any fixtures or
     -------------------
improvements in the premises which the tenant desires to remove from the Property, and the list must be approved in writing by the Landlord before any such fixture or improvements is removed.

     Repairs/Alterations/Additions to Premises:  Only contractors approved by
     -----------------------------------------
Landlord shall be permitted to carry out any repairs, alterations or additions within the Premises and/or on the Property.

     Maintenance Requests:  The requirements of a tenant will be attended to
     --------------------
only upon application by such tenant to Landlord. Landlord's employees will not perform any work outside of regular duties unless under special instructions from the Landlord or its authorized agent.

     Window Displays:  Tenant will not use any method or type of display or
     ---------------
window advertising without Landlord's prior written approval which shall only be given if the proposals are considered by Landlord to be consistent with the character of the Property.

     Signs, Screens and Awnings:  No notice or advertisement visible from the
     --------------------------
exterior of the Property or premises will be permitted without prior written approval of Landlord. All graphics, curtains, blinds, shades or screens visible from the exterior of the Property or any premises demised, where permitted, shall conform to the standards as specified by Landlord from time to time. In the event of the violation of this rule by any tenant, Landlord may remove same without any liability, and may charge the expense incurred thereby to the tenant involved.

     Holidays: The following holidays shall be observed by the Property. The
     --------
Property will be secured, a security officer will be on duty, and air conditioning and other services will not be provided on such days.

                    New Year's Day
                    Memorial Day
                    Independence Day
                    Labor Day
                    Thanksgiving Day
                    Christmas Day

     The above listed holidays may be changed from time to time and the designated holidays shall be based on the predominant practice in the business community as determined by Landlord.

     Solicitors:  Landlord reserves the right to eject from the Property, any
     ----------
solicitors, canvassers or peddlers and any other class of persons who, in the judgment of Landlord, are annoying or interfering with any of Tenant's or Landlord's operations or who are otherwise undesirable. Canvassing, peddling, soliciting and distribution of any written materials on the Property are prohibited and each tenant shall cooperate to prevent the same.

     Trash:  Each tenant shall store all its trash and garbage for removal by
     -----
janitors within the interior of its demised premises. No material, rubbish or debris shall be placed in trash boxes or receptacles if such materials are of such nature as to emit an offensive odor or be in violation of any law or ordinance governing disposal of same. All Tenant construction debris shall be removed from Premises and the Property by Tenant, its contractors or its employees.

     Use:  No tenant shall at any time bring, allow or keep upon the Premises
     ---
any flammable, combustible or explosive fluid, chemical or substance in such quantities as may endanger or imperil the demised premises or any other premises or the property or lives of other persons.

     Violations:  Landlord shall not be responsible to any tenant for the non-
     ----------
observance or violation of any rules and regulations by any other tenant or other person. Tenant shall be deemed to have read these rules and regulations and to have agreed to abide by them as a condition to its occupancy of the space leased.

     Washrooms:  The lavatory facilities and other water apparatus shall not be
     ---------
used for any purpose other than that for which they were constructed.

     Water:  Water will be supplied by the Landlord for drinking and toilet
     -----
purposes only

     Windows and Doors:  No windows, glass doors or any other light sources that
     -----------------
reflect into the lobbies or other places of the Property shall be obstructed or covered except in a manner approved in writing by Landlord.

                          END OF RULES AND REGULATIONS

                                  EXHIBIT "D"

                    NONDISTURBANCE AND ATTORNMENT AGREEMENT
                    ---------------------------------------

     THIS AGREEMENT made this 18th day of December, 1995, by and between THE BANK OF TOKYO, LTD., a Japan corporation, through its Ningyocho office, whose Honolulu agency address is at Suite 2110, Davies Pacific Center, 841 Bishop Street, Honolulu, Hawaii 96813 ("Mortgagee"), and TOSEI SHOZI CO., LTD., also known as TOSEI SHOJI CO., LTD., a Japan corporation, whose mailing address in the State of Hawaii is at 1440 Kapiolani Boulevard, Suite 1000, Honolulu, Hawaii 96814 ("Landlord"), and LEVI STRAUSS & CO., a Delaware corporation, whose principal place of business and post office address is at 1155 Battery Street, San Francisco, CA ("Tenant");

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Mortgagee is the holder of (i) that certain Real Property First Mortgage, Security Agreement and Financing Statement, dated October 31, 1991, made by and between the Landlord, as mortgagor, in favor of the Mortgagee, as mortgagee, recorded in the Office of the Assistant Registrar of the Land Court of the State of Hawaii as Land Court Document No. 1889508, as amended by that certain Amendment to Real Property First Mortgage, Security Agreement and Financing Statement, dated September 16, 1994, made by and between the Landlord, as mortgagor, in favor of the Mortgagee, as mortgagee, recorded in said Office as Land Court Document No. 2211466, (ii) that certain Real Property Second Mortgage, Security Agreement and Financing Statement, dated October 21, 1992, made by and between the Landlord, as mortgagor, in favor of the Mortgagee, as mortgagee, recorded in said Office as Land Court Document No. 1965633, (iii) that certain Third Mortgage, Security Agreement and Financing Statement, dated April 4, 1995, made by and between the Landlord, as mortgagor, in favor of the Mortgagee, as mortgagee, recorded in said Office as Land Court Document No. 2229647, all of which mortgages, as amended, cover the property described in Exhibit "A" attached thereto, and all of which mortgages, as amended (collectively, the "Mortgage"), are noted oh Transfer Certificate of Title No. 276,853 (the "Property"); and

     WHEREAS, the landlord and the Tenant entered into an unrecorded office lease dated November 9, 1995 (the "Lease"), covering certain space within the Commerce Tower Building located on the Property; and

     WHEREAS, the Mortgagee and the Tenant have requested of and granted to each other the agreements hereinafter stated and desire to evidence said agreements in writing;

     NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

     A.  Nondisturbance and Attornment Agreement.  So long as the Tenant is not
         ---------------------------------------
in default under the Lease in the payment of rent or in the observance or performance of any of the terms, covenants or conditions of the Lease on the Tenant's part to be observed and performed:

         1. The Tenant's possession of the leased premises and the Tenant's rights and privileges under the Lease, or any extensions or renewals thereof which may be effected in accordance with any option therefor in the Lease, shall not be diminished or interfered with by the Mortgagee, and the Tenant's occupancy of such premises shall not be disturbed by the Mortgagee for any reason whatsoever during the term of the Lease or any such extensions or renewals thereof;

         2. The Mortgagee will not join the Tenant as a party defendant in any action or proceeding for the purpose of terminating the Landlord's interest and estate under the Lease because of any default under the Mortgage;

         3. In the event of foreclosure of the Mortgage or conveyance of the mortgaged property in lieu of foreclosure, the mortgaged property shall be conveyed subject to the Lease and this Agreement, and the Tenant shall attorn to the purchaser of the mortgaged property at the foreclosure sale or to the transferee of the mortgaged property in lieu of foreclosure, as the case might be, whether such purchaser be the Mortgagee or a third party and the Tenant shall be obligated to such purchaser to perform all of the Tenant's obligations under the Lease, and the Tenant shall have no right to terminate the Lease by reason of the foreclosure of the Mortgage or conveyance in lieu of foreclosure, so long as the Tenant's peaceable and quiet use and possession of the leased premises shall not be disturbed by reason thereof. Such purchaser or transferee shall be bound to the Tenant under all of the terms, covenants and conditions of the Lease, and the Tenant shall, from and after such purchaser's or transferee's succession to the interest of the Landlord under the Lease, have the same remedies against such purchaser or transferee for the breach of any agreement contained in the Lease that the Tenant might have had under the Lease against the Landlord if such purchaser or transferee had not succeeded to the interest of the Landlord; PROVIDED, HOWEVER, that such purchaser or transferee shall not be (i) liable for any act or omission prior thereto of the Landlord or the Landlord's successors and assigns; (ii) subject to any offsets or defenses which the Tenant might have had against any prior landlord (including the Landlord);
(iii) bound by any rental which the Tenant might have paid to the Landlord more than thirty (30) days in advance of its due date, except any prepayment in the nature of security for the performance by the Tenant of its obligations under the Lease; or (iv) bound by any amendment or modification of the Lease made without the Mortgagee's consent;

         4. The Tenant will not, without the prior written consent of the Mortgagee, pay to the Landlord any rental under the Lease more than thirty (30) days in advance of its due date;

         5. To the extent that the Lease or any law or regulation shall entitle the Tenant to notice of any mortgage, this Agreement shall constitute such notice to the Tenant with respect to the Mortgage and any and all other mortgages which may hereafter be affected by this Agreement;

         6. The obligations of the Mortgagee under this Agreement will not extend to any subsequent modification of the Lease made without the prior written consent of the Mortgagee;

         7. In the event of the termination of the Lease on account of the bankruptcy of the Landlord or other cause, then the Lease shall remain in full force and effect as a direct lease between the Mortgagee or such nominee and the Tenant; and the rights and obligations between the Mortgagee or such nominee and the Tenant shall otherwise be the same as if the Mortgagee or such nominee were the purchaser of the mortgaged property upon foreclosure sale in accordance with the preceding paragraph 3. The Tenant shall execute such further instruments as may be reasonably requested to ratify, reconfirm or otherwise evidence the continuance in effect of the Lease as a direct lease from the holder of the Lease.

     B.  Amendment. This Agreement constitutes the full and complete
         ---------
understanding between the parties with respect to the subject matter hereof and may be amended only by a writing signed by each of the parties hereto.

     C.  Successors and Assigns. The agreements herein contained shall bind and
         ----------------------
inure to the benefit of the successors in interest and assigns of the parties hereto and, without limiting such, the agreement of the Mortgagee shall specifically be binding upon any purchaser of said property at a sale foreclosing the Mortgage.

     IN WITNESS WHEREOF, the parties hereto have caused the execution hereof as of the day and date first above written.

                              LEVY STRAUSS & CO.,
                              a Delaware corporation


                              By   /s/  David Garrett
                                 ------------------------------------------
                                 Its Director of Global Real Estate

                              By
                                 ------------------------------------------
                                 Its

                                                                     Tenant

                              THE BANK OF TOKYO, LTD., a Japan corporation
                              NINGYO CHO OFFICE


                              By   /s/  Nagao Yamashita
                                 ------------------------------------------
                                 Its General Manager, Nagao Yamashita

                              By
                                 ------------------------------------------
                                 Its

                                                                  Mortgagee

                                  EXHIBIT "E"


NAME:_____________________________  PHONE Business:____________________________

                                              Home:____________________________

COMPANY NAME:_____________________  VEHICLE INFO-Make:_________________________

GATECARD INFO-Card #:_____________               Color:________________________

         Deposit Amt:_____________               Lic #:________________________

MONTHLY CHARGE: $_________________


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   MONTH      AMT     PASS    INITIALS     MONTH   AMT     PASS    INITIALS
   DATE       PAID   NO.___                DATE    PAID   NO.___
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